                            SCHEDULE 14a INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         INVESCO Specialty Funds, Inc.
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                (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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

INVESCO LOGO
                                              INVESCO LATIN AMERICAN GROWTH FUND
                                                             INVESCO REALTY FUND
                                     INVESCO S&P 500 INDEX FUND (CLASSES I & II)
                                            INVESCO WORLDWIDE CAPITAL GOODS FUND
                                           INVESCO WORLDWIDE COMMUNICATIONS FUND
                                (EACH A SERIES OF INVESCO SPECIALTY FUNDS, INC.)

                                                                  MARCH 23, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Shareholder:

    The attached proxy materials seek your approval to convert each of the above-named Funds from separate series of INVESCO Specialty Funds Inc. ("Specialty Funds"), to separate series of INVESCO Sector Funds, Inc., INVESCO International Funds or INVESCO Stock Funds, Inc., as applicable, or in the case of INVESCO Worldwide Capital Goods Fund ("Worldwide Capital Goods Fund"), to liquidate the Fund, make certain changes in the fundamental policies of each Fund, to elect directors of Specialty Funds and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of each Fund.

    YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS. The board believes that the proposed conversion of the Funds will consolidate and streamline the production and mailing of certain financial reports and legal documents, reducing the expenses of the Funds. Shareholders of Worldwide Capital Goods Fund are being asked to approve the liquidation of Worldwide Capital Goods Fund (please see the separate letter addressed to you about the proposed liquidation). Shareholders are also being asked to approve certain changes to the fundamental investment restrictions of the Funds that will modernize their fundamental investment restrictions and make them more uniform with those of the other INVESCO Funds. The attached proxy materials provide more information about the proposed conversions, the proposed liquidation of Worldwide Capital Goods Fund, the proposed changes in fundamental investment restrictions and the other matters you are being asked to vote upon.

    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit Specialty Funds to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet, or in person.


                                          Very truly yours,
                                          /s/ Mark H. Williamson
                                          --------------------------------
                                          Mark H. Williamson
                                          President
                                          INVESCO Specialty Funds, Inc.
9964

                                              INVESCO LATIN AMERICAN GROWTH FUND
                                                             INVESCO REALTY FUND
                                     INVESCO S&P 500 INDEX FUND (CLASSES I & II)
                                            INVESCO WORLDWIDE CAPITAL GOODS FUND
                                           INVESCO WORLDWIDE COMMUNICATIONS FUND
                                (EACH A SERIES OF INVESCO SPECIALTY FUNDS, INC.)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To The Shareholders:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of INVESCO Latin American Growth Fund, INVESCO Realty Fund, INVESCO S&P 500 Index Fund (Classes I & II), INVESCO Worldwide Capital Goods Fund, and INVESCO Worldwide Communications Fund (each, a "Fund" and collectively, the "Funds"), each a series of INVESCO Specialty Funds, Inc. ("Specialty Funds"), will be held on May 20, 1999, at 10:00 a.m., Mountain Time, at the offices of INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado, for the following purposes:

          1. For INVESCO Latin American Growth Fund voting separately, to approve an Agreement and Plan of Conversion and Termination providing for the conversion of the Fund from a separate series of Specialty Funds to a separate series of INVESCO International Funds, Inc.;


          2. For each of INVESCO Realty Fund and INVESCO Worldwide Communications Fund voting separately, to approve an Agreement and Plan of Conversion and Termination providing for the conversion of each such Fund from a separate series of Specialty Funds to a separate series of INVESCO Sector Funds, Inc. ("Sector Funds");


          3. For INVESCO S&P 500 Index Fund voting separately, to approve an Agreement and Plan of Conversion and Termination providing for the conversion of the Fund from a separate series of Specialty Funds to a separate series of INVESCO Stock Funds, Inc.;

          4. For INVESCO Worldwide Capital Goods Fund voting separately, to approve a Plan of Liquidation and Termination of the Fund (if liquidation is not approved fee waiver and expense reimbursements will be discontinued);

          5. For each Fund voting separately, to approve certain changes to its fundamental investment restrictions;

          6. For the Funds voting together to elect directors of Specialty
             Funds;

          7. For the Funds voting separately, to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of each such Fund; and

          8. To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournment thereof if you owned shares of any Fund at the close of business on March 12, 1999. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                          By order of the Board of Directors,

                                          /s/ Glen A. Payne
                                          --------------------------------
                                          Glen A. Payne
                                          Secretary

March 23, 1999
Denver, Colorado

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN


     Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card(s) promptly. As an alternative to using the paper proxy card(s) to vote, you may vote by telephone, through the Internet, by facsimile machine or in person. To vote by telephone, please call 1-800-690-6903. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number that appears on your proxy card(s). To vote via the Internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card(s) to 1-800-733-1885. If we do not receive your completed proxy card(s) after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.


     Unless proxy card(s) submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                                              INVESCO LATIN AMERICAN GROWTH FUND
                                                             INVESCO REALTY FUND
                                     INVESCO S&P 500 INDEX FUND (CLASSES I & II)
                                            INVESCO WORLDWIDE CAPITAL GOODS FUND
                                           INVESCO WORLDWIDE COMMUNICATIONS FUND
                                (EACH A SERIES OF INVESCO SPECIALTY FUNDS, INC.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             7800 EAST UNION AVENUE
                             DENVER, COLORADO 80237
                           (TOLL FREE) 1-800-646-8372

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999

                               VOTING INFORMATION

     This Proxy Statement is being furnished to shareholders of INVESCO Latin American Growth Fund ("LAG Fund"), INVESCO Realty Fund ("Realty Fund"), INVESCO S&P 500 Index Fund (Classes I & II) ("S&P 500 Index Fund"), INVESCO Worldwide Capital Goods Fund ("WCG Fund"), and INVESCO Worldwide Communications Fund ("Worldwide Communications Fund") (each, a "Fund" and collectively, the "Funds"), each a series of INVESCO Specialty Funds, Inc. ("Specialty Funds"), in connection with the solicitation of proxies from shareholders of the Funds by the board of directors of Specialty Funds (the "Board") for use at a special meeting of shareholders to be held on May 20, 1999 (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement will first be mailed to shareholders on or about March 23, 1999.

     For each Fund, one-third of that Fund's shares outstanding on March 12, 1999 (the "Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST that proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if a quorum is present with respect to each proposal, sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Specialty Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     In order to reduce costs, the notices to a shareholder having more than one account in a Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.


     As of the Record Date, each Fund had the following amount of shares of common stock outstanding: LAG Fund -- 2,464,843.357 shares; Realty
Fund -- 2,291,264.648 shares; S&P 500 Index Fund (Class I) -- 274,332.082 and
(Class II) -- 3,558,487.309 shares; WCA Fund -- 698,842.926 shares; and
Worldwide Communications Fund -- 20,076,469.558 shares. The solicitation of proxies, the cost of which will be borne half by INVESCO Funds Group, Inc. ("INVESCO"), the investment adviser and transfer agent of the Funds, and half by the Funds, will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), none of whom will receive any compensation for these activities from the Funds, or by Shareholder Communications Corporation professional proxy solicitors, which will be paid fees and expenses of up to approximately $24,000 for soliciting services. If votes are recorded by telephone, Shareholder Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.


     COPIES OF THE SPECIALTY FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THESE REPORTS, WITHOUT CHARGE, BY WRITING TO INVESCO DISTRIBUTORS, INC., P.O. BOX 173706, DENVER, COLORADO 80217-3706, OR BY CALLING TOLL-FREE 1-800-646-8372.

     Except as set forth in Appendix A, INVESCO does not know of any person who owns beneficially 5% or more of the shares of any Fund. Directors and officers of Specialty Funds own in the aggregate less than 1% of the shares of each Fund.

     VOTE REQUIRED. Approval of Proposals 1, 2 and 3 with respect to LAG Fund, Realty Fund, Worldwide Communications Fund and S&P 500 Index Fund requires the affirmative vote of a majority of the outstanding securities of the respective Fund. Approval of Proposal 4 with respect to WCG Fund, and approval of Proposal 5 with respect to each Fund, requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means that for each Fund, Proposals 1, 2, 3, 4 and 5 must be approved by the lesser of: (i) 67% of that Fund's shares present at a meeting of shareholders if the owners of more than 50% of that Fund's shares then outstanding are present in person or by proxy; or
(ii) more than 50% of that Fund's outstanding shares. Approval of Proposal 6 requires the affirmative vote of a plurality of all the outstanding shares of the Fund cast at the Meeting, in person or by proxy, and at concurrent Meetings of shareholders of INVESCO Asian Growth Fund and INVESCO European Small Company Fund. Approval of Proposal 7 with respect to each Fund requires the affirmative vote of a majority of the votes present at the Meeting, provided a quorum is present. Each outstanding full share of each Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If any Proposal is not approved by the requisite vote of shareholders of a Fund or the Funds, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.


   PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION PROVIDING FOR THE CONVERSION OF LAG FUND (LATIN AMERICAN GROWTH FUND) FROM A
SEPARATE SERIES OF SPECIALTY FUNDS TO A SEPARATE SERIES OF INVESCO INTERNATIONAL
                      FUNDS, INC. ("INTERNATIONAL FUNDS").

     LAG Fund is presently organized as a series of the Specialty Funds. The Board, including a majority of its directors who are not "interested persons," as that term is defined in the 1940 Act (the "Independent Directors"), has approved an Agreement and Plan of Conversion and Termination for LAG Fund (the "LAG Fund Conversion Plan") in the form attached to this Proxy Statement as Appendix B. The LAG Fund Conversion Plan provides for the conversion of LAG Fund from a separate series of the Specialty Funds, a Maryland corporation, to a newly established separate series (the "LAG New Series") of International Funds, also a Maryland corporation (the "LAG Fund Conversion"). THE PROPOSED LAG FUND CONVERSION WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS OR MANAGEMENT OF LAG FUND.

     The LAG New Series, which has not yet commenced business operations and was established for the purpose of effecting the LAG Fund Conversion, will carry on the business of LAG Fund following that conversion and will have an investment objective, policies and restrictions identical to those of LAG Fund. The investment objective, policies and restrictions of LAG Fund will not change except as approved by its shareholders as described in Proposal 5 of this Proxy Statement. Since both Specialty Funds and International Funds are Maryland corporations organized under substantially similar Articles of Incorporation, the rights of security holders of LAG Fund under state law and its governing documents are expected to remain unchanged after the LAG Fund Conversion. Shareholder voting rights under both Specialty Funds and International Funds are currently based on the number of shares owned by such shareholder. The same individuals serve as directors of both Specialty Funds and International Funds.

     INVESCO, the investment advisor to LAG Fund, will be responsible for providing the LAG New Series with various administrative services and supervising the daily business affairs of the LAG Fund New Series, subject to the supervision of the board of directors of International Funds, under management contracts substantially similar to the contracts in effect between INVESCO and LAG Fund immediately prior to the proposed LAG Fund Conversion. The distribution agent for the Fund, IDI, will distribute shares of the LAG New Series under General Distribution Agreements substantially similar to the contracts in effect between IDI and the LAG Fund immediately prior to the proposed Conversion.

REASONS FOR THE PROPOSED CONVERSION


     The Board unanimously recommends conversion of LAG Fund to a separate series of International Funds (i.e., to LAG New Series). This proposed conversion is part of an overall plan that involves the conversion of other INVESCO Funds as well. The goal of the conversions is to combine similar types of funds into a single corporate entity. Ultimately, if all of the conversions are approved, the INVESCO Funds will be organized into a group of core companies, with one core company for each major fund type -- for example, all INVESCO Funds that invest internationally will be series of one core company, all INVESCO Funds that invest solely in debt securities will be series of one core company, and all INVESCO Funds that invest in equity securities of domestic issuers will be series of one core company. Moving LAG Fund from Specialty Funds to International Funds will also consolidate and streamline the production and mailing of certain financial reports and legal documents, reducing the expenses of LAG Fund. Ultimately, it is expected that all INVESCO Funds that invest primarily in equity securities of international issuers will become series of International Funds. THE PROPOSED LAG FUND CONVERSION WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS OR MANAGEMENT OF LAG FUND.


     The proposal to present the Conversion Plan to shareholders was approved by the Board, including all of its Independent Directors, on February 3, 1999. The Board recommends that shareholders of LAG Fund vote FOR the approval of the LAG Fund Conversion Plan. Such a vote encompasses approval of both: (i) the conversion of LAG Fund to a separate series of International Funds; and (ii) a temporary waiver of certain investment limitations of the LAG Fund, to permit LAG Fund Conversion (see "Temporary Waiver of Investment Restrictions," below). If shareholders of LAG Fund do not approve the LAG Fund Conversion Plan, set forth herein, LAG Fund will continue to operate as a series of Specialty Funds.

SUMMARY OF THE CONVERSION PLAN

     The following discussion summarizes the important terms of the LAG Fund Conversion Plan. This summary is qualified in its entirety by reference to the LAG Conversion Plan itself, which is attached as Appendix B to this Proxy Statement.


     If the LAG Fund Conversion Plan is approved by shareholders of LAG Fund, then on June 1, 1999, or such later date as to which Specialty Funds and International Funds agree (the "Closing Date"), LAG Fund will transfer all of its assets to the LAG New Series in exchange solely for shares thereof ("LAG New Series Shares") equal to the number of LAG Fund shares, outstanding on the Closing Date ("LAG Fund Shares") and the assumption by the LAG New Series of all of the liabilities of the LAG Fund. Immediately thereafter, LAG Fund will constructively distribute to each LAG Fund shareholder one LAG New Series Share for each LAG Fund Share held by the shareholder on the Closing Date, by class, in liquidation of the LAG Fund Shares. As soon as is practicable after this distribution of LAG New Series Shares, LAG Fund will be terminated as a series of Specialty Funds and will be wound up and liquidated. UPON COMPLETION OF THE LAG FUND CONVERSION, EACH LAG FUND SHAREHOLDER WILL OWN FULL AND FRACTIONAL LAG NEW SERIES SHARES EQUAL IN NUMBER, DENOMINATION AND AGGREGATE NET ASSET VALUE TO, AND OF THE SAME CLASS AS, HIS OR HER LAG FUND SHARES.

     The Conversion Plan obligates International Funds to enter into: (i) a Management Contract with INVESCO with respect to the LAG New Series (the "New Management Contract"); (ii) a Sub-Advisory Agreement between INVESCO and INVESCO Asset Management Limited ("IAML") with respect to the New Series (the "New Sub-Advisory Agreement"); and (iii) a Distribution and Service Plan under Rule 12b-1 (the "New 12b-1 Plan") with respect to the LAG New Series (collectively, the "New Agreements"). Approval of the LAG Fund Conversion Plan by shareholders of LAG Fund will authorize Specialty Funds (which will be issued a single share of LAG New Series on a temporary basis) to approve the New Agreements with respect to LAG Fund as the sole initial shareholder of the LAG New Series. Each New Agreement will be identical to the corresponding contract or plan in effect with respect to LAG Fund immediately prior to the Closing Date.


     The New Agreements will take effect on the Closing Date, and each will continue in effect until May 15, 2000. Thereafter, the New Management Contract will continue in effect only if its continuance is approved at least annually:
(i) by the vote of a majority of Independent Directors cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the vote of a majority of International Funds' directors or a majority of the outstanding voting shares of the LAG New Series. The New Sub-Advisory Agreement will continue in effect only if approved annually by a vote of International Funds' Independent Directors, cast in person at a meeting called for that purpose. The New 12b-1 Plan will continue in effect only if approved annually by a vote of International Funds' Independent Directors, cast in person at a meeting called for that purpose. The New Management Contract will be terminable without penalty on sixty days' written notice by either International Funds or INVESCO and will terminate automatically in the event of its assignment. The New 12b-1 Plan will be terminable at any time without penalty by a vote of a majority of International Funds' Independent Directors or a majority of the outstanding voting shares of the LAG New Series.


     The board of directors of International Funds will hold office without limit in time except that: (i) any director may resign; and (ii) a director may be removed at any special meeting of the International Funds shareholders at which a quorum is present by the affirmative vote of a majority of the outstanding voting shares of International Funds. In case a vacancy shall for any reason exist, a majority of the remaining directors, though less than a quorum, will vote to fill such vacancy by appointing another director, so long as, immediately after such appointment, at least two-thirds of the directors have been elected by shareholders. If, at any time, less than a majority of the directors holding office have been elected by shareholders, the directors then in office will promptly call a shareholders' meeting for the purpose of electing a board of directors. Otherwise, there need normally be no meetings of shareholders for the purpose of electing directors.

     Assuming the Conversion Plan is approved, it is currently contemplated that the Conversion will become effective on the Closing Date. However, the LAG Fund Conversion may become effective at such other date as to which Specialty Funds and International Funds may agree in writing.

     The obligations of Specialty Funds and International Funds under the LAG Fund Conversion Plan are subject to various conditions as stated therein. Notwithstanding the approval of the Conversion Plan by shareholders, it may be terminated or amended at any time prior to the Closing Date by action of the directors of Specialty Funds to provide against unforeseen events, if: (i) there is a material breach by the other party of any representation, warranty, or agreement contained in the plan to be performed at or prior to the Closing Date; or (ii) it reasonably appears that the other party will not or cannot meet a condition of the plan. Either Specialty Funds or International Funds may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the LAG Fund Conversion Plan, provided that the waiver or amendment does not materially adversely affect the interests of LAG Fund's shareholders.

CONTINUATION OF FUND SHAREHOLDER ACCOUNTS

     International Funds' transfer agent will establish accounts for the LAG New Series shareholders containing the appropriate number and denominations of LAG New Series Shares to be received by each shareholder under the LAG Fund Conversion Plan. Such accounts will be identical in all material respects to the accounts currently maintained by Specialty Funds' transfer agent for shareholders.

EXPENSES

     The expenses of the Conversion, estimated at $1,500 in the aggregate, will be borne half by INVESCO and half by the LAG Fund and the LAG New Series.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

     Certain fundamental investment restrictions of LAG Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the LAG Fund Conversion. By approving the LAG Fund Conversion Plan, shareholders will be agreeing to waive, only for the purpose thereof, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

TAX CONSEQUENCES OF THE CONVERSION

     Both Specialty Funds and International Funds will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Conversion will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("the Code"). Accordingly, neither LAG Fund, the LAG New Series, nor the shareholders of LAG Fund will recognize gain or loss for federal income tax purposes upon: (i) the transfer of LAG Fund's assets in exchange solely for LAG New Series Shares and the LAG New Series' assumption of LAG Fund's liabilities; or (ii) the distribution of those shares to the LAG Fund's shareholders in liquidation of their LAG Fund Shares. The opinion will further provide, among other things, that: (1) a LAG Fund shareholder's aggregate basis for federal income tax purposes of the LAG New Series Shares to be received by the shareholder in the LAG Fund Conversion will be the same as the aggregate basis of his or her LAG Fund shares to be constructively surrendered in exchange for those LAG New Series Shares; and (2) a LAG Fund shareholder's holding period for his or her LAG New Series Shares will include the shareholder's holding period for his or her LAG Fund Shares, provided that those LAG Fund Shares were held as capital assets at the time of the LAG Fund Conversion.

CONCLUSION


     The Board has concluded that the proposed LAG Fund Conversion Plan is in the best interests of the shareholders of LAG Fund. A vote in favor of the LAG Fund Conversion Plan encompasses: (i) approval of the conversion of LAG Fund to LAG New Series; (ii) approval of the temporary waiver of certain investment limitations of LAG Fund to permit the LAG Fund Conversion (see "Temporary Waiver of Investment Restrictions," above); and (iii) authorization of Stock Funds, as the sole initial shareholder of the LAG New Series, to approve: (a) a Management Contract with respect to the LAG New Series between International Funds and INVESCO; (b) a Sub-Advisory Agreement with respect to the New Series between INVESCO and IAML; and (c) the Distribution and Service Plan under Rule 12b-1 with respect to the LAG New Series. Each of these New Agreements is virtually identical to the corresponding contract or plan in effect with respect to LAG Fund immediately prior to the Closing Date. If approved, the Conversion Plan will take effect on the Closing Date. If the LAG Fund Conversion Plan is not approved, LAG Fund will continue to operate as a series of Specialty Funds. Otherwise, LAG Fund will be reorganized consistent with shareholder approval.



     REQUIRED VOTE. Approval of the LAG Fund Conversion Plan requires the affirmative vote of a majority of the outstanding securities of the Fund.


           THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF LAG
                          FUND VOTE "FOR" PROPOSAL 1.


   PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION PROVIDING FOR THE CONVERSION OF EACH OF REALTY FUND AND WORLDWIDE COMMUNICATIONS
   FUND FROM SEPARATE SERIES OF SPECIALTY FUNDS TO SEPARATE SERIES OF INVESCO
                      SECTOR FUNDS INC. ("SECTOR FUNDS").



     Realty Fund and Worldwide Communications Fund are presently organized as separate series of Specialty Funds. The Independent Directors of either Specialty Funds or INVESCO have approved an Agreement and Plan of Conversion and Termination for Realty Fund (the "Realty Fund Conversion Plan") and an Agreement and Plan of Conversion and Termination for Worldwide Communications Fund (the "Worldwide Communications Fund Conversion Plan" and, together with the Realty Fund Conversion Plan the "Conversion Plans") in the forms attached to this Proxy Statement as Appendices C and D, respectively. The Realty Fund Conversion Plan provides for the conversion of Realty Fund from a separate series of Specialty Funds, a Maryland corporation, to a newly established separate series (the "Realty New Series") of Sector Funds, also a Maryland corporation (the "Realty Fund Conversion"). The Worldwide Communications Fund Conversion Plan provides for the conversion of Worldwide Communications Fund from a separate series of Specialty Funds to a newly established separate series (the "Worldwide Communications New Series") of Sector Funds (the "Worldwide Communications Fund Conversion" and, together with the Realty Fund Conversion, the "Conversions"). THE PROPOSED CONVERSIONS WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS OR MANAGEMENT OF EITHER FUND.


     The Realty New Series and Worldwide Communications New Series (each a "New Series" and collectively, the "New Series"), neither of which has yet commenced business operations and each of which was established for the purpose of effecting the Realty Fund Conversion and Worldwide Communications

Fund Conversion, respectively, will carry on the business of Realty Fund and Worldwide Communications Fund, respectively, following the Conversions and will have investment objectives, policies and restrictions identical to those of the Realty Fund and Worldwide Communications Fund. The investment objective, policies and restrictions of each Fund will not change except as approved by the shareholders of each Fund as described in Proposal 5 of this Proxy Statement. (As used in the discussion of this Proposal 2, "Fund" refers only to Realty Fund and Worldwide Communications Fund.) Since both Specialty Funds and Sector Funds are Maryland corporations organized under substantially similar Articles of Incorporation, the rights of shareholders of each Fund under state law and its governing documents are expected to remain unchanged after the Conversions. Shareholder voting rights under both Specialty Funds and Sector Funds are currently based on the number of shares owned by such shareholder. The same individuals serve as directors of both Specialty Funds and Sector Funds.

     INVESCO, the investment advisor to the Funds, will be responsible for providing the New Series with various administrative services and supervising the daily business affairs of the New Series, subject to the supervision of the board of directors of Sector Funds, under management contracts substantially similar to the contracts in effect between INVESCO and each Fund immediately prior to the proposed Conversions. The distribution agent for the Funds, IDI, will distribute shares of each New Series under General Distribution Agreements substantially similar to the contracts in effect between IDI and each Fund immediately prior to the proposed Conversions.

REASONS FOR THE PROPOSED CONVERSIONS


     The Board unanimously recommends conversion of each Fund to a separate series of Sector Funds (i.e., the respective New Series). These proposed conversions are part of an overall plan that involves the conversion of other INVESCO Funds as well. The goal of the conversions is to combine similar types of funds into a single corporate entity. Ultimately, if all of the conversions are approved, the INVESCO Funds will be organized into a group of core companies, with one core company for each major fund type -- for example, all INVESCO Funds that invest internationally will be series of one core company, all INVESCO Funds that invest solely in debt securities will be series of one core company, and all INVESCO Funds that invest in equity securities of domestic issuers will be series of one core company. Moving each Fund from Specialty Funds to Sector Funds will also consolidate and streamline the production and mailing of certain financial reports and legal documents, reducing the expenses of each Fund. Ultimately, it is expected that all INVESCO Funds that invest primarily in securities of issuers in a single sector of the economy will become series of Sector Funds. THE PROPOSED CONVERSIONS WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS OR MANAGEMENT OF EITHER FUND.


     The proposal to present the Conversion Plans to shareholders was approved by the Board, including all of its Independent Directors, on August 5, 1998. The Board recommends that shareholders of Realty Fund vote FOR the approval of Realty Fund Conversion Plan and that shareholders of Worldwide Communications Fund vote FOR the approval of Worldwide Communications Fund Conversion Plan. With respect to each Fund, such a vote encompasses approval of both: (i) the conversion of the Fund to a separate series of Sector Fund; and (ii) a temporary waiver of certain investment limitations of the Fund, to permit the applicable Conversion, (see "Temporary Waiver of Investment Restrictions," below). If shareholders of Realty Fund or Worldwide Communications Fund do not approve the applicable Conversion Plan set forth herein, that Fund will continue to operate as a series of Specialty Funds.

SUMMARY OF THE CONVERSION PLANS

     The Conversion Plans are substantially similar for both Funds. Accordingly, unless otherwise indicated, the following discussion is applicable to each Conversion Plan. The following discussion summarizes the important terms of the Conversion Plans. This summary is qualified in its entirety by reference to the Conversion Plans themselves, which are attached as Appendices C and D, to this Proxy Statement.

     If the Realty Fund Conversion Plan is approved by shareholders of Realty Fund, on the Closing Date, Realty Fund will transfer all of its assets to the Realty New Series in exchange solely for shares thereof ("Realty New Series Shares") equal to the number of Realty Fund shares outstanding on the Closing Date ("Realty Fund Shares") and the assumption by the Realty New Series of all of the liabilities of Realty Fund. Immediately thereafter, Realty Fund will constructively distribute to each Realty Fund shareholder one Realty New Series Share for each Fund Share held by the shareholder on the Closing Date, in liquidation of the Realty Fund Shares. As soon as is practicable after this distribution of Realty New Series Shares, Realty Fund will be terminated as a series of Specialty Funds and will be wound up and liquidated. UPON COMPLETION OF THE REALTY FUND CONVERSION, EACH REALTY FUND SHAREHOLDER WILL OWN FULL AND FRACTIONAL REALTY NEW SERIES SHARES EQUAL IN NUMBER AND AGGREGATE NET ASSET VALUE TO HIS OR HER REALTY FUND SHARES.

     If the Worldwide Communications Fund Conversion Plan is approved by shareholders of Worldwide Communications Fund, then on the Closing Date, Worldwide Communications Fund will transfer all of its assets to Worldwide Communications New Series in exchange solely for shares thereof ("Worldwide Communications New Series Shares" and together with the Realty New Series Shares, the "New Series Shares") equal to the number of Worldwide Communications Fund shares outstanding on the Closing Date ("Worldwide Communications Fund Shares") and the assumption by the Worldwide Communications New Series of all of the liabilities of Worldwide Communications Fund. Immediately thereafter, Worldwide Communications Fund will constructively distribute to each Worldwide Communications Fund shareholder one Worldwide Communications New Series Share for each Worldwide Communications Fund share held by the shareholder on the Closing Date, in liquidation of the Worldwide Communications Fund Shares. As soon as is practicable after this distribution of Worldwide Communications New Series Shares, Worldwide Communications Fund will be terminated as a series of Specialty Funds and will be wound up and liquidated. UPON COMPLETION OF THE WORLDWIDE COMMUNICATIONS FUND CONVERSION, EACH WORLDWIDE COMMUNICATIONS FUND SHAREHOLDER WILL OWN FULL AND FRACTIONAL WORLDWIDE COMMUNICATIONS NEW SERIES SHARES EQUAL IN NUMBER AND AGGREGATE NET ASSET VALUE TO HIS OR HER WORLDWIDE COMMUNICATIONS FUND SHARES.


     The Conversion Plans obligate Sector Funds to enter into: (i) a Management Contract with INVESCO with respect to each New Series (the "New Management Contracts"); (ii) a Sub-Adviser Agreement between INVESCO and INVESCO Realty Advisors Inc. ("IRAI") with respect to the Realty Fund New Series (the "New Sub-Advisory Agreement"); and (iii) a Distribution and Service Plan under Rule 12b-1 promulgated under the 1940 Act ("Rule 12b-1") (the "New 12b-1 Plans") with respect to each New Series (collectively, the "New Agreements"). Approval of a Conversion Plan by shareholders of a Fund will authorize Specialty Funds (which will be issued a single share of each New Series on a temporary basis) to approve the New Agreements with respect to the New Series into which that Fund is converting as the sole initial shareholder of that New Series. Each New Agreement will be identical to the corresponding contract or plan in effect with respect to a Fund immediately prior to the Closing Date.

     The New Agreements will take effect on the Closing Date, and each will continue in effect until May 15, 2000. Thereafter, a New Management Contract will continue in effect only if its continuance is approved at least annually:
(i) by the vote of a majority of Sector Funds' Independent Directors cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the vote of a majority of Sector Funds' directors or a majority of the outstanding voting shares of the affected New Series. The New Sub-Advisory Agreement will continue in effect only if approved annually by a vote of Sector Funds' Independent Directors, cast in person at a meeting called for that purpose. A New 12b-1 Plan will continue in effect only if approved annually by a vote of Sector Funds' Independent Directors, cast in person at a meeting called for that purpose. A New Management Contract will be terminable without penalty on sixty days' written notice either by Sector Funds or INVESCO and will terminate automatically in the event of its assignment. A New 12b-1 Plan will be terminable at any time without penalty by a vote of a majority of Sector Funds' Independent Directors or a majority of the outstanding voting shares of the affected New Series.


     The board of directors of Sector Funds will hold office without limit in time except that: (i) any director may resign; and (ii) a director may be removed at any special meeting of the Sector Funds shareholders at which a quorum is present by the affirmative vote of a majority of the outstanding voting shares of Sector Funds. In case a vacancy shall for any reason exist, a majority of the remaining directors, though less than a quorum, will vote to fill such vacancy by appointing another director, so long as, immediately after such appointment, at least two-thirds of the directors have been elected by shareholders. If, at any time, less than a majority of the directors holding office have been elected by shareholders, the directors then in office will promptly call a shareholders' meeting for the purpose of electing a board of directors. Otherwise, there need normally be no meetings of shareholders for the purpose of electing directors.

     Assuming the Conversion Plans are approved, it is currently contemplated that the Conversions will become effective on the Closing Date. However, either Conversion may become effective at such other date as to which Specialty Funds and Sector Funds may agree in writing. Neither Conversion is conditioned on the occurrence of the other Conversion.

     The obligations of Specialty Funds and Sector Funds under the Conversion Plans are subject to various conditions as stated therein. Notwithstanding the approval of a Conversion Plan by shareholders, it may be terminated or amended at any time prior to the Closing Date by action of the directors of Specialty Funds to provide against unforeseen events, if: (i) there is a material breach by the other party of any representation, warranty, or agreement contained in the Conversion Plan to be performed at or prior to the Closing Date; or (ii) it reasonably appears that the other party will not or cannot meet a condition of the Conversion Plan. Either Specialty Funds or Sector Funds may at any time waive compliance with any of the covenants and conditions contained in, or may amend, either Conversion Plan, provided that the waiver or amendment does not materially adversely affect the interests of Fund shareholders.

CONTINUATION OF FUND SHAREHOLDER ACCOUNTS

     Sector Funds transfer agent will establish accounts for the New Series shareholders containing the appropriate number of New Series Shares to be received by each shareholder under the Conversion Plans. Such accounts will be identical in all material respects to the accounts currently maintained by Specialty Funds' transfer agent for shareholders.

EXPENSES

     For the Realty Fund Conversion, the expenses of the Conversion, estimated at $1,400 in the aggregate, will be borne half by INVESCO and half by Realty Fund and the Realty Fund New Series.

     For the Worldwide Communications Fund Conversion, the expenses of the Conversion, estimated at $24,200 in the aggregate, will be borne half by INVESCO and half by Worldwide Communications Fund and the Worldwide Communications Fund New Series.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

     Certain fundamental investment restrictions of each Fund, which prohibit that Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting that Fund's ability to carry out its Conversion. By approving a Conversion Plan, shareholders will be agreeing to waive, only for the purpose of that Conversion Plan, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

TAX CONSEQUENCES OF THE CONVERSIONS

     Both Specialty Funds and Sector Funds will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Conversions will constitute tax-free reorganizations within the meaning of section 368(a)(1)(F) of the Code. Accordingly, neither Fund New Series and neither Fund's shareholders will recognize any gain or loss for federal income tax purposes, upon: (i) the transfer of a Fund's assets in exchange solely for the applicable New Series Shares and the assumption by that New Series of the Fund's liabilities; or (ii) the distribution of those New Series to the Fund's shareholders in liquidation of their Realty Fund Shares or Worldwide Communications Fund Shares, as applicable. The opinion will further provide, among other things, that: (1) a Fund shareholder's aggregate basis for federal income tax purposes of New Series Shares to be received by the shareholder in a Conversion will be the same as the aggregate basis of his or her Fund shares to be constructively surrendered in exchange for those New Series Shares and; (2) a Fund shareholder's holding period for his or her New Series Shares will include the shareholder's holding period for his or her Fund shares provided that those Fund Shares were held as capital assets at the time of the applicable Conversion.

CONCLUSION


     The Board has concluded that the proposed Conversion Plans are in the best interests of the shareholders of the respective Funds. A vote in favor of a Conversion Plan, encompasses: (i) approval of the conversion of the affected Fund to the applicable New Series; (ii) approval of the temporary waiver of certain investment limitations of the Fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions," above); and (iii) authorization of Sector Funds, as the sole initial shareholder of that New Series, to approve:
(a) a Management Contract with respect to the New Series between Sector Funds and INVESCO; (b) a Sub-Advisory Agreement with respect to the New Series between INVESCO and IRAI, and (c) a Distribution and Service Plan under Rule 12b-1 with respect to these New Series. Each of the New Agreements is virtually identical to the corresponding contract or plan in effect with the Funds immediately prior to the Closing Date. If approved, the Conversion Plans will take effect on the Closing Date. If a

Conversion Plan is not approved, the affected Fund will continue to operate as a series of Specialty Funds. Otherwise, that Fund will be reorganized consistent with shareholder approval.


     Required Vote. Approval of Proposal 2 with respect to each Fund requires the affirmative vote of a majority of the outstanding securities of that Fund.


               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                OF REALTY FUND AND WORLDWIDE COMMUNICATIONS FUND
                             VOTE "FOR" PROPOSAL 2.


   PROPOSAL 3: TO APPROVE AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION PROVIDING FOR THE CONVERSION OF S&P 500 INDEX FUND FROM A SEPARATE SERIES OF
   SPECIALTY FUNDS TO A SEPARATE SERIES OF INVESCO STOCK FUNDS, INC. ("STOCK
                                    FUNDS").


     S&P 500 Index Fund is presently organized as a series of the Specialty Funds. The Board, including a majority of its Independent Directors, has approved an Agreement and Plan of Conversion and Termination for S&P 500 Index Fund (the "S&P 500 Index Fund Conversion Plan") in the form attached to this Proxy Statement as Appendix E. The S&P 500 Index Fund Conversion Plan provides for the conversion of S&P 500 Index Fund from a separate series of Specialty Funds, a Maryland corporation, to a newly established separate series (the "S&P 500 Index New Series") of Stock Funds, also a Maryland corporation (the "S&P 500 Index Fund Conversion"). THE PROPOSED S&P 500 INDEX FUND CONVERSION WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS OR MANAGEMENT OF S&P 500 INDEX FUND.

     The S&P 500 Index New Series, which has not yet commenced business operations and was established for the purpose of effecting the S&P 500 Index Fund Conversion, will carry on the business of S&P 500 Index Fund following that conversion and will have an investment objective, policies and restrictions identical to those of S&P 500 Index Fund. The investment objective, policies and restrictions of S&P 500 Index Fund will not change except as approved by its shareholders as described in Proposal 5 of this Proxy Statement. Since both Specialty Funds and Stock Funds are Maryland corporations organized under substantially similar Articles of Incorporation, the rights of security holders of S&P 500 Index Fund under state law and its governing documents are expected to remain unchanged after the S&P Index 500 Fund Conversion. Shareholder voting rights under both Specialty Funds and Stock Funds are currently based on the number of shares owned by such shareholder. The same individuals serve as directors of both Specialty Funds and Stock Funds.

     INVESCO, the investment advisor to S&P 500 Index Fund, will be responsible for providing the S&P 500 Index New Series with various administrative services and supervising the daily business affairs of the S&P 500 Index Fund New Series, subject to the supervision of the board of directors of Stock Funds, under management contracts substantially similar to the contracts in effect between INVESCO and S&P 500 Index Fund immediately prior to the proposed S&P 500 Index Fund Conversion. IDI, the distribution agent for the Fund, will distribute shares of the S&P 500 Index New Series under General Distribution Agreements substantially similar to the contracts in effect between IDI and the S&P 500 Index Fund immediately prior to the proposed Conversion.

REASONS FOR THE PROPOSED CONVERSION


     The Board unanimously recommends conversion of S&P 500 Index Fund to a separate series of Stock Funds (i.e., S&P 500 Index New Series). This proposed conversion is part of an overall plan that involves the conversion of other INVESCO Funds as well. The goal of the conversions is to combine similar types of funds into a single corporate entity. Ultimately, if all of the conversions are approved, the INVESCO Funds will be organized into a group of core companies, with one core company for each major fund type -- for example, all INVESCO Funds that invest internationally will be series of one core company, all INVESCO Funds that invest solely in debt securities will be series of one core company, and all INVESCO Funds that invest in equity securities of domestic issuers will be series of one core company. Moving S&P 500 Index Fund from Specialty Funds to Stock Funds will also consolidate and streamline the production and mailing of certain financial reports and legal documents, reducing the expenses of S&P 500 Index Fund. Ultimately, it is expected that all INVESCO Funds that invest primarily in equity securities of domestic issuers will become series of Stock Funds. THE PROPOSED S&P 500 INDEX FUND CONVERSION WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS OR MANAGEMENT OF S&P 500 INDEX FUND.


     The proposal to present the Conversion Plan to shareholders was approved by the Board, including all of its Independent Directors, on August 5, 1998. The Board recommends that shareholders of S&P 500 Index Fund vote FOR the approval of the S&P 500 Index Fund Conversion Plan. Such a vote encompasses approval of both: (i) the conversion of S&P 500 Index Fund to a separate series of Stock Funds; and (ii) a temporary waiver of certain investment limitations of the S&P 500 Index Fund, to permit S&P 500 Index Fund Conversion (see "Temporary Waiver of Investment Restrictions," below). If shareholders of S&P 500 Index Fund do not approve the S&P 500 Index Fund Conversion Plan, set forth herein, S&P 500 Index Fund will continue to operate as a series of Specialty Funds.

SUMMARY OF THE CONVERSION PLAN

     The following discussion summarizes the important terms of the S&P 500 Index Fund Conversion Plan. This summary is qualified in its entirety by reference to the S&P 500 Index Conversion Plan itself, which is attached as Appendix E to this Proxy Statement.

     If the S&P 500 Index Fund Conversion Plan is approved by shareholders of S&P 500 Index Fund, then on the Closing Date, S&P 500 Index Fund will transfer all of its assets to the S&P 500 Index New Series in exchange solely for Class I and Class II shares thereof ("S&P 500 Index New Series Shares") equal to the number of Class I and Class II S&P 500 Index Fund shares, respectively, outstanding on the Closing Date ("S&P 500 Index Fund Shares") and the assumption by the S&P 500 Index New Series of all of the liabilities of the S&P 500 Index Fund. Immediately thereafter, S&P 500 Index Fund will constructively distribute to each S&P 500 Index Fund shareholder one S&P 500 Index New Series Share for each S&P 500 Index Fund Share held by the shareholder on the Closing Date, by class, in liquidation of the S&P 500 Index Fund Shares. As soon as is practicable after this distribution of S&P 500 Index New Series Shares, S&P 500 Index Fund will be terminated as a series of Specialty Funds and will be wound up and liquidated. UPON COMPLETION OF THE S&P 500 INDEX FUND CONVERSION, EACH S&P 500 INDEX FUND SHAREHOLDER WILL OWN FULL AND FRACTIONAL S&P 500 INDEX NEW SERIES SHARES EQUAL IN NUMBER, DENOMINATION AND AGGREGATE NET ASSET VALUE TO, AND OF THE SAME CLASS AS, HIS OR HER S&P 500 INDEX FUND SHARES.

     The Conversion Plan obligates Stock Funds to enter into: (i) a Management Contract with INVESCO with respect to the S&P 500 Index New Series (the "New Management Contract"); (ii) a Sub-Advisory Agreement between INVESCO and World Asset Management ("World"), with respect to the New Series Sub-Advisory Agreement (the "New Sub-Advisory Agreement"); and (iii) a Distribution and Service Plan under Rule 12b-1 (the "New 12b-1 Plan") with respect to the S&P 500 Index New Series (collectively, the "New Agreements"). Approval of the S&P 500 Index Fund Conversion Plan by shareholders of S&P 500 Index Fund will authorize Specialty Funds (which will be issued a single share of S&P 500 Index New Series on a temporary basis) to approve the New Agreements with respect to S&P 500 Index Fund as the sole initial shareholder of the S&P 500 Index New Series. Each New Agreement will be identical to the corresponding contract or plan in effect with respect to S&P 500 Index Fund immediately prior to the Closing Date.



     The New Agreements will take effect on the Closing Date, and each will continue in effect until May 15, 2000. Thereafter, the New Management Contract will continue in effect only if its continuance is approved at least annually:
(i) by the vote of a majority of Independent Directors cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the vote of a majority of Stock Funds' directors or a majority of the outstanding voting shares of the S&P 500 Index New Series. The New Sub-Advisory Agreement will continue in effect only if approved annually by a vote of Stock Funds' Independent Directors, cast in person at a meeting called for that purpose. The New 12b-1 Plan will continue in effect only if approved annually by a vote of Stock Funds' Independent Directors, cast in person at a meeting called for that purpose. The New Management Contract will be terminable without penalty on sixty days' written notice by either Stock Funds or INVESCO and will terminate automatically in the event of its assignment. The New 12b-1 Plan will be terminable at any time without penalty by a vote of a majority of Stock Funds' Independent Directors or a majority of the outstanding voting shares of the S&P 500 Index New Series.


     The board of directors of Stock Funds will hold office without limit in time except that: (i) any director may resign; and (ii) a director may be removed at any special meeting of the Stock Funds shareholders at which a quorum is present by the affirmative vote of a majority of the outstanding voting shares of Stock Funds. In case a vacancy shall for any reason exist, a majority of the remaining directors, though less than a quorum, will vote to fill such vacancy by appointing another director, so long as, immediately after such appointment, at least two-thirds of the directors have been elected by shareholders. If, at any time, less than a majority of the directors holding office have been elected by shareholders, the directors then in office will promptly call a shareholders' meeting for the purpose of electing a board of directors. Otherwise, there need normally be no meetings of shareholders for the purpose of electing directors.

     Assuming the Conversion Plan is approved, it is currently contemplated that the Conversion will become effective on the Closing Date. However, the S&P 500 Index Fund Conversion may become effective at such other date as to which Specialty Funds and Stock Funds may agree in writing.

     The obligations of Specialty Funds and Stock Funds under the S&P 500 Index Fund Conversion Plan are subject to various conditions as stated therein. Notwithstanding the approval of the Conversion Plan by shareholders, it may be terminated or amended at any time prior to the Closing Date by action of the directors of Specialty Funds to provide against unforeseen events, if: (i) there is a material breach by the other party of any representation, warranty, or agreement contained in the plan to be performed at or prior to the Closing Date; or (ii) it reasonably appears that the other party will not or cannot meet a condition of the plan. Either Specialty Funds or Stock Funds may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the S&P 500 Index Fund Conversion Plan, provided that the waiver or amendment does not materially adversely affect the interests of S&P 500 Index Fund's shareholders.

CONTINUATION OF FUND SHAREHOLDER ACCOUNTS

     Stock Funds transfer agent will establish accounts for the S&P 500 Index New Series shareholders containing the appropriate number and denominations of S&P 500 Index New Series Shares to be received by each shareholder under the S&P 500 Index Fund Conversion Plan. Such accounts will be identical in all material respects to the accounts currently maintained by Specialty Funds' transfer agent for shareholders.

EXPENSES

     The expenses of the Conversion, estimated at $2,800 in the aggregate, will be borne half by INVESCO and half by S&P 500 Index Fund and the S&P 500 Index New Series.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

     Certain fundamental investment restrictions of S&P 500 Index Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the S&P 500 Index Fund Conversion. By approving the S&P 500 Index Fund Conversion Plan, shareholders will be agreeing to waive, only for the purpose thereof, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

TAX CONSEQUENCES OF THE CONVERSION

     Both Specialty Funds and Stock Funds will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Conversion will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Code. Accordingly, neither S&P 500 Index Fund, the S&P 500 Index New Series, nor the shareholders of S&P 500 Index Fund will recognize gain or loss for federal income tax purposes upon: (i) the transfer of S&P 500 Index Fund's assets in exchange solely for S&P 500 Index New Series Shares and the S&P 500 Index New Series' assumption of S&P 500 Index Fund's liabilities; or (ii) the distribution of those shares to the S&P 500 Index Fund's shareholders in liquidation of their S&P 500 Index Fund Shares. The opinion will further provide, among other things, that: (1) an S&P 500 Index Fund shareholder's aggregate basis for federal income tax purposes of the S&P 500 Index New Series Shares to be received by the shareholder in the S&P 500 Index Fund Conversion will be the same as the aggregate basis of his or her S&P 500 Index Fund shares to be constructively surrendered in exchange for those S&P 500 Index New Series Shares; and (2) an S&P 500 Index Fund shareholder's holding period for his or her S&P 500 Index New Series Shares will include the shareholder's holding period for his or her S&P 500 Index Fund Shares provided that those S&P 500 Index Fund Shares, were held as capital assets at the time of the S&P 500 Index Fund Conversion.

CONCLUSION

     The Board has concluded that the proposed S&P 500 Index Fund Conversion Plan is in the best interests of the shareholders of S&P 500 Index Fund. A vote in favor of the S&P 500 Index Fund Conversion Plan encompasses: (i) approval of the conversion of S&P 500 Index Fund to S&P 500 Index New Series;

(ii) approval of the temporary waiver of certain investment limitations of S&P 500 Index Fund to permit the S&P 500 Index Fund Conversion (see "Temporary Waiver of Investment Restrictions," above); and (iii) authorization of Stock Funds, as the sole initial shareholder of the S&P 500 Index New Series, to approve: (a) a Management Contract with respect to the S&P 500 Index New Series between Stock Funds and INVESCO; (b) a Sub-Advisory Agreement with respect to the New Series between INVESCO and World; and (c) the Distribution and Service Plan under Rule 12b-1 with respect to the S&P 500 Index New Series. Each of these New Agreements is virtually identical to the corresponding contract or plan in effect with respect to S&P 500 Index Fund immediately prior to the Closing Date. If approved, the Conversion Plan will take effect on the Closing Date. If the S&P 500 Index Fund Conversion Plan is not approved, S&P 500 Index Fund will continue to operate as a series of the Specialty Funds. Otherwise, S&P 500 Index Fund will be reorganized consistent with shareholder approval.



     Required Vote. Approval of the S&P 500 Index Fund Conversion Plan requires the affirmative vote of a majority of the outstanding securities of the S&P 500 Index Fund.


         THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF S&P 500
                       INDEX FUND VOTE "FOR" PROPOSAL 3.

   PROPOSAL 4: TO APPROVE A PLAN OF LIQUIDATION AND TERMINATION ("LIQUIDATION PLAN") FOR WORLDWIDE CAPITAL GOODS FUND ("WCG FUND") (WORLDWIDE CAPITAL GOODS
                            FUND SHAREHOLDERS ONLY)

THE PROPOSED LIQUIDATION AND TERMINATION

     The Board believes that liquidating the Fund's assets and terminating its existence would be in WCG Fund's shareholders' best interests. Accordingly, the Board, including all of its Independent Directors, adopted the proposed Liquidation Plan, which provides for liquidating WCG Fund's assets, distributing the proceeds thereof to its shareholders pro rata, and terminating WCG Fund's existence. A copy of the Liquidation Plan is attached to this proxy statement as Appendix F.

     WCG Fund commenced operations on August 1, 1994. For the fiscal years ended July 31, 1995 through ended July 31, 1997, various WCG Fund expenses were voluntarily absorbed by its investment adviser, INVESCO. Notwithstanding the expense reduction measures taken by INVESCO, WCG Fund has experienced limited asset growth. In addition, WCG Fund has experienced uneven returns over the last several years and net asset reductions over the past fiscal year. INVESCO and IDI, WCG Fund's distributor, have come to believe that it is unlikely that WCG Fund will experience material growth in assets in the foreseeable future. In light of the inefficiencies and higher costs of managing WCG Fund's small asset base, INVESCO and IDI submitted to the Board a proposal to liquidate and terminate WCG Fund.

     At a meeting held on February 3, 1999, the Board considered and unanimously approved the Liquidation Plan, subject to shareholder approval. Under Specialty Funds' Articles of Incorporation, the liquidation of WCG Fund may be effected only on the affirmative vote of the lesser of (1) 67% of WCG Fund's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of WCG Fund's outstanding shares.

CONSIDERATION BY THE BOARD

     In evaluating the proposed liquidation and termination of WCG Fund, the Board considered a number of factors, including the amount of WCG Fund's total assets, its expense ratio (absent the absorption of expenses), and the likelihood that additional sales of WCG Fund shares could enable it to attain an asset level that would sustain an acceptable expense ratio. The Board also considered INVESCO's representation that it is not prepared to continue to waive its advisory fee and absorb the expenses associated with managing WCG Fund at its current low level of assets indefinitely, but will do so pending WCG Fund's liquidation and termination. Based on consideration of the foregoing, and other factors they deemed relevant, the Board (including all of its Independent Directors) approved the liquidation and termination of WCG Fund, subject to shareholder approval.

     If the Liquidation Plan is not approved by the shareholders, WCG Fund will continue to operate as a series of Specialty Funds (but without INVESCO's advisory fee waiver and absorption of expenses). The Board thus is asking WCG Fund's shareholders to approve certain changes to WCG Fund's fundamental investment restrictions, to elect directors of Specialty Funds, and to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of WCG Fund, as set forth in Proposals 5, 6, and 7, respectively.

DESCRIPTION OF THE LIQUIDATION PLAN

     Under the Liquidation Plan, each shareholder's interest in WCG Fund's assets will be fixed on the date on which the shareholders approve the Liquidation Plan. On that date, the books of WCG Fund will be closed. Thereafter, all assets of WCG Fund not already held in cash or cash equivalents will be liquidated. The Liquidation Plan provides that, as soon as reasonably practicable after the that date, the distribution of WCG Fund's assets will be made in one or two liquidating distributions. The first such distribution is expected to consist of cash representing substantially all of WCG Fund's assets less the amount reserved to pay its liabilities and expenses. A second liquidating distribution, if necessary, is anticipated to be made within 90 days after the first liquidating distribution and will consist of cash from any assets remaining after payment of those liabilities and expenses, the proceeds of any sale of WCG Fund assets not sold prior to the first liquidating distribution, and any other miscellaneous WCG Fund income.

     The date or dates on which WCG Fund will pay the liquidating distributions and on which WCG Fund will be liquidated have not been determined, but it is anticipated that, if the Fund's shareholders adopt the Liquidation Plan, the liquidating distributions would occur as soon as reasonably practical after the date on which the shareholders approve the Liquidation Plan. Shareholders will receive their respective portions of the liquidating distribution(s) without any further action on their part.

     The Liquidation Plan will not affect a shareholder's right to redeem his, her, or its WCG Fund shares. Therefore, a shareholder may redeem in accordance with the redemption procedure set forth in WCG Fund's current prospectus without waiting for WCG Fund to take any action respecting its liquidation. The Liquidation Plan also authorizes the Board to make variations from or amendments to the provisions thereof that it deems necessary or appropriate to carry out its purposes. No shareholder will be entitled to exercise any dissenter's rights or appraisal rights with respect to WCG Fund's liquidation and termination under either the Liquidation Plan or relevant provisions of Maryland law.

     Under the Liquidation Plan, WCG Fund will be responsible for one-half of the expenses incurred in connection with carrying out the Liquidation Plan, including the cost of soliciting proxies, liquidating its assets, and terminating its existence, and INVESCO will be responsible for the balance of those expenses.

FEDERAL INCOME TAX CONSEQUENCES

     The following summary provides general information regarding the federal income tax consequences to WCG Fund resulting from its liquidation and termination and to its shareholders on their receipt of liquidating distributions from WCG Fund. The Fund has not sought a ruling from the Internal Revenue Service with respect to these matters. This summary generally applies to shareholders who are individual U.S. citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to shareholders that are, for example, corporations, trusts, estates, tax-exempt organizations, or non-resident aliens; nor does this summary address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently, depending on their particular tax situations unrelated to the receipt of liquidating distributions, and accordingly this summary is not a substitute for careful tax planning. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving liquidating distributions from WCG Fund.

     As discussed above, if the Liquidation Plan is approved by its shareholders, WCG Fund will sell its assets and distribute the proceeds to them. WCG Fund anticipates that it will retain its qualification for treatment as a regulated investment company under the Code during the liquidation period and thus will not be taxed on any of its net gain realized from the sale of its assets.

     A shareholder who receives a liquidating distribution in cancellation and redemption of his, her, or its WCG Fund shares will be treated as having sold those shares for the amount of the liquidating distribution. The shareholder will recognize gain or loss on that sale measured by the difference between his, her, or its adjusted tax basis for the shares and the liquidating distribution. If the shares are held as capital assets, the gain or loss will be characterized as capital gain or loss. Capital gain or loss attributable to shares held for more than one year will constitute long-term capital gain or loss, while capital gain or loss attributable to shares held for one year or less will be short-term. Shareholders also should be aware that WCG Fund is required to withhold 31% of liquidating distributions payable to any individuals and certain other noncorporate shareholders who do not provide WCG Fund with a correct taxpayer identification number.

     The receipt of a liquidating distribution by an individual retirement account ("IRA") that holds Fund shares generally will not be treated as a taxable event to the IRA beneficiary. However, some IRAs that hold WCG Fund shares may have been established with custodians that may not reinvest the liquidation distribution proceeds, but instead must immediately distribute those proceeds to the IRA beneficiary. Those distributions could have adverse tax consequences for the beneficiaries of such IRAs, who are urged to consult with their own tax advisers regarding the tax consequences of those distributions.

     Required Vote. Approval of the Liquidation Plan requires the affirmative vote of the lesser of (1) 67% of WCG Fund's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of WCG Fund's outstanding shares.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 4.

PROPOSAL 5: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF
                                   THE FUNDS.

     As required by the 1940 Act, each Fund has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Funds' Statement of Additional Information. These fundamental restrictions may be changed only with shareholder approval. Restrictions that a Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board of Specialty Funds without shareholder approval.

     Some of the Funds' fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Also, as other INVESCO Funds have been created over the years, these funds have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board has approved revisions to the Funds' fundamental restrictions in order to simplify, modernize and make the Funds' fundamental restrictions more uniform with those of the other INVESCO Funds.

     The Board believes that eliminating the disparities among the INVESCO Funds' fundamental restrictions will enhance management's ability to manage the funds' assets efficiently and effectively in changing regulatory and investment environments and permit directors to review and monitor investment policies more easily. In addition, standardizing the fundamental restrictions of the INVESCO Funds will assist the INVESCO Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow each Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in that Fund.

     The text and a summary description of each proposed change to each Fund's fundamental restrictions are set forth below, together with the text of each current corresponding fundamental restriction. The text below also describes any non-fundamental restrictions that would be adopted by the Board in conjunction with the revision of certain fundamental restrictions. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without further shareholder approval.

     If approved by the shareholders of a Fund at the Meeting, the proposed changes in a Fund's fundamental restrictions will be adopted by the Fund. The Fund's statement of additional information will be revised to reflect those changes as soon as practicable following the Meeting.


A. MODIFICATION OF FUNDAMENTAL INVESTMENT OBJECTIVES OF REALTY FUND


     Realty Fund's current fundamental investment objective is as follows:

     The Fund seeks to provide above-average current income while following sound investment practices.

     Realty Fund's secondary fundamental investment objective is as follows:

     Long-term capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities.

     The Board recommends that shareholders of Realty Fund vote to modify the current fundamental investment objectives of Realty Fund as follows:

     The Fund seeks to provide long-term capital growth potential while following sound investment practices. Above-average current income is an additional, but secondary, consideration in the selection of portfolio securities.

     The Board believes that this modification to Realty Fund's investment objective more accurately reflects the Fund's primary emphasis on growth with a secondary emphasis on income.


B. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION


     Each Fund's current fundamental restriction on issuer diversification is as follows:

     The Fund may not with respect to seventy-five percent (75%) of its Fund's total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

     The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

     The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     The proposed fundamental restriction concerning diversification is the limitation imposed by the 1940 Act for diversified investment companies. The amended fundamental restriction would permit a Fund to invest without limit in the securities of other investment companies. No Fund has a current intention of doing so, and, as noted below, the 1940 Act imposes restrictions on the extent to which a fund may invest in the securities of other investment companies. The revision would, however, give each Fund flexibility to invest in other investment companies in the event legal and other regulatory requirements change.

C. MODIFICATION OF FUNDAMENTAL RESTRICTION ON BORROWING SECURITIES AND ADOPTION OF NON-FUNDAMENTAL RESTRICTION ON BORROWING


     Each Fund's current fundamental restriction on borrowing is as follows:

     The Fund may not borrow money or issue senior securities (as defined in the 1940 Act), except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     In applying this restriction, if the Fund has borrowed money in an amount exceeding 5% of the value of the Fund's net assets, the Fund will not purchase additional securities while any such borrowings exist.

     The Board recommends that shareholders of each Fund vote to replace its restriction on borrowing securities with the following fundamental restriction:


     The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).


     The primary purpose of the proposal is to eliminate differences between the INVESCO Funds' current restrictions on borrowing and those imposed by the 1940 Act. Currently, each Fund's fundamental restriction is significantly more limiting than the restrictions imposed by the 1940 Act in that it limits the purposes for which each Fund may borrow money to "temporary or emergency purposes." The proposed revision would eliminate the restrictions on the purposes for which each Fund may borrow money. The Board believes that this approach, making each Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, will maximize each Fund's flexibility for future contingencies.

     If the proposal is approved, the Board will adopt a non-fundamental restriction with respect to borrowing for each Fund as follows:

     The Fund may borrow only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental restriction).

     The non-fundamental restriction reflects the current policy of the Funds that borrowing may only be done for temporary or emergency purposes. In addition to borrowing from banks, as permitted by the Funds' current restriction, the non-fundamental restriction would permit the Funds to borrow from open-end funds managed by INVESCO or an affiliate or successor thereof. The Funds would not be able to do so, however, unless they obtain permission for such borrowings from the SEC. The non-fundamental restriction also clarifies that reverse repurchase agreements will be treated as borrowings.

     The Board believes that this approach, making each Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, while incorporating more strict limits on borrowing in a non-fundamental restriction, will maximize the Fund's flexibility for future contingencies.


D. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS


     The current fundamental restriction on real estate investment for each Fund except Realty Fund is as follows:

     The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

     The current fundamental restriction on real estate investment for Realty Fund is as follows:

     The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses. This restriction shall not prohibit the Fund from directly holding real estate if such real estate is acquired by that Fund as a result of a default on debt securities held by that Fund.

     The Board recommends that shareholders of each Fund except Realty Fund vote to replace that Fund's current fundamental restriction with the following fundamental restriction:

     The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     In addition to conforming each Fund's fundamental restriction to that of the other INVESCO Funds, the proposed amendment of the Fund's fundamental restriction on investment in real estate more completely describes the types of real estate-related securities investments that would be permissible for the Funds and would permit the Funds to purchase or sell real estate acquired as a result of ownership of securities or other instruments (e.g., through foreclosure on a mortgage in which a Fund directly or indirectly holds an interest). The Board believes that this clarification will make it easier for decisions to be made concerning each Fund's investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate.


E. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES


     Each Fund's current fundamental restriction on the purchase of commodities is as follows:

     The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

     The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

     The proposed changes to this investment restriction for each Fund are intended to conform the restriction to those of the other INVESCO Funds and to ensure that each Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Funds by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities," particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for each Fund's policy to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by INVESCO and is within the investment parameters established by the Board. To maximize that flexibility, the Board recommends that each Fund's fundamental restriction on commodities investments be clear in permitting the use of derivative products, even if the applicable non-fundamental fundamental restrictions of that Fund currently would not allow investment in one or more of the permitted transactions.


F. MODIFICATION OF FUNDAMENTAL RESTRICTION ON LOANS


     Each Fund's current fundamental restriction on loans is as follows:

     The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

     The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

     The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

     The primary purpose of the proposal is to eliminate the restriction regarding repurchase agreements and to conform to the 1940 Act requirements regarding the lending of securities. The Board believes that the adoption of the proposed fundamental restriction is no more limiting than is required under the 1940 Act. In addition, the Board believes the proposal will provide greater flexibility, maximize each Fund's lending capabilities and conform to the fundamental restrictions of other INVESCO Funds on the lending of Fund securities.

G. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES


     Each Fund's current fundamental restriction on underwriting securities is as follows:

     The Fund may not act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

     The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

     The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

     The primary purpose of the proposal is to eliminate minor differences in the wording of each Fund's current fundamental restriction on underwriting for greater uniformity with the fundamental restrictions of other INVESCO Funds and to eliminate unintended limitations.


H. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION FOR LATIN AMERICAN GROWTH FUND ONLY


     Latin American Growth Fund's fundamental restriction regarding industry concentration is as follows:

     The Latin American Growth Fund may not invest more than 25% of the value of its total assets in any particular industry (other than government securities).

     The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

     The Fund may purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's assets would be invested in the securities of companies whose principal business activities are in the same industry.

     The primary purpose of the modification is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on concentration for greater uniformity and to avoid unintended limitations without materially altering the restriction. The proposed changes to the Fund's fundamental concentration policy exclude municipal securities and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities from the concentration limitation. There is no such exclusion from the current concentration limitation. A failure to exclude all such securities from the concentration policy could hinder the Fund's ability to purchase such securities in conjunction with taking temporary defensive positions.


I. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN ANOTHER INVESTMENT COMPANY


     Each Fund's current fundamental restriction regarding investment in another investment company is as follows:

     The Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

     The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:


     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.


     The proposed revision to each Fund's current fundamental restriction would ensure that the INVESCO Funds have uniform restrictions permitting each INVESCO Fund to adopt a "master/feeder" structure whereby one or more INVESCO Funds invest all of its assets in another INVESCO Fund. The master/feeder structure has the potential, under certain circumstances, to minimize administration costs and maximize the possibility of gaining a broader investor base. Currently, none of the INVESCO Funds intends to establish a master/feeder structure; however, the Board recommends that each Fund's shareholders adopt a restriction that would permit this structure in the event that the Board determines to recommend the adoption of a master/feeder structure by the Fund. The proposed revision, unlike the current restriction, would require that any fund in which a Fund may invest under a master/feeder structure be advised by INVESCO or an affiliate.

     If the proposal is approved, the Board will adopt a non-fundamental restriction for each Fund as follows:

     The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.


     The primary purpose of this non-fundamental restriction is to conform to the other INVESCO Funds and to the 1940 Act requirements for investing in other investment companies. Currently, each Fund's fundamental restriction is much more limiting than the restriction imposed by the 1940 Act. Adoption of this non-fundamental restriction will enable each Fund to purchase the securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an exemption granted by the SEC. If a Fund did purchase the securities of another investment company, shareholders might incur additional expenses because the Fund would have to pay its ratable share of the expenses of the other investment company.



J. ADOPTION OF A FUNDAMENTAL RESTRICTION ON ISSUANCE OF SENIOR SECURITIES


     Currently, each Fund's fundamental restriction on the issuance of senior securities is combined with its restriction on borrowing (see above). To conform each Fund's restriction on the issuance of senior securities (i.e., obligations that have a priority over the Fund's shares with respect to the distribution of Fund assets or the payment of dividends) with those of the other INVESCO Funds, the Board recommends that shareholders of each Fund vote to adopt the following separate fundamental restriction:

     The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

     The Board believes that the adoption of the proposed fundamental restriction, which does not specify the manner in which senior securities may be issued and is no more limiting than is required under the 1940 Act, would maximize the Fund's borrowing flexibility for future contingencies and would conform to the fundamental restrictions of the other INVESCO Funds on the issuance of senior securities.

     Required Vote. Approval of Proposal 5 with respect to each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of
(i) 67% or more of the shares of that Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of that Fund are so present or represented, or (ii) more than 50% of the outstanding shares of that Fund. SHAREHOLDERS WHO VOTE "FOR" PROPOSAL 5 WILL VOTE "FOR" EACH PROPOSED CHANGE DESCRIBED ABOVE. THOSE SHAREHOLDERS WHO WISH TO VOTE AGAINST ANY OF THE SPECIFIC PROPOSED CHANGES DESCRIBED ABOVE MAY DO SO ON THE PROXY PROVIDED. ONLY THOSE SPECIFIC PROPOSED CHANGES APPROVED BY THE REQUIRED VOTE WILL BECOME EFFECTIVE.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 5.

             PROPOSAL 6: TO ELECT THE DIRECTORS OF SPECIALTY FUNDS

     The Board has nominated the individuals identified below for election to the Board at the Meeting. Specialty Funds currently has ten directors. Vacancies on the Board are generally filled by appointment by the remaining directors. However, the 1940 Act provides that vacancies may not be filled by directors unless thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this rule without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Meeting to elect the current ten directors. Consistent with the provisions of Specialty Funds' by-laws, and as permitted by Maryland law, Specialty Funds does not anticipate holding annual shareholder meetings. Thus, the directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

     All of the Independent Directors now being proposed for election were nominated and selected by Independent Directors. Eight of the ten current directors are Independent Directors.

     The persons named as attorneys-in-fact in the enclosed proxy have advised Specialty Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

     The nominees for director, their ages, a description of their principal occupations, the number of Specialty Funds shares owned by each, and their respective memberships on Board committees are listed in the table below.

                                                                               NUMBER OF
                                                                            SPECIALTY FUNDS
                                                           DIRECTOR OR          SHARES
                                                            EXECUTIVE        BENEFICIALLY
                             PRINCIPAL OCCUPATION AND      OFFICER OF      OWNED DIRECTLY OR
NAME, POSITION WITH        BUSINESS EXPERIENCE (DURING   SPECIALTY FUNDS     INDIRECTLY ON       MEMBER OF
SPECIALTY FUNDS, AND AGE       THE PAST FIVE YEARS)           SINCE        DEC. 31, 1998(1)      COMMITTEE
-------------------------------------------------------------------------------------------------------------
CHARLES W. BRADY,          Chief Executive Officer and        1993                     0       (3), (5), (6)
Chairman of the Board,     Director of AMVESCAP PLC,
Age 63*                    London, England, and of
                           various subsidiaries
                           thereof. Chairman of the
                           Board of INVESCO Global
                           Health Sciences Fund.

FRED A. DEERING,           Trustee of INVESCO Global          1993               88.0530       (2), (3), (5)
Vice Chairman of the       Health Sciences Fund.
Board, Age 71              Formerly, Chairman of the
                           Executive Committee and
                           Chairman of the Board of
                           Security Life of Denver
                           Insurance Company, Denver,
                           Colorado; Director of ING
                           American Holdings Company,
                           and First ING Life Insurance
                           Company of New York.

MARK H. WILLIAMSON,        President, Chief Executive         1998                     0          (3), (5)
President, Chief           Officer, and Director,
Executive Officer, and     INVESCO Distributors Inc.;
Director, Age 47*          President, Chief Executive
                           Officer, and Director,
                           INVESCO; President, Chief
                           Operating Officer, and
                           Trustee, INVESCO Global
                           Health Sciences Fund.
                           Formerly, Chairman of the
                           Board and Chief Executive
                           Officer, NationsBanc
                           Advisors, Inc. (1995-1997);
                           Chairman of the Board,
                           NationsBanc Investments,
                           Inc. (1997-1998).

DR. VICTOR L. ANDREWS,     Professor Emeritus, Chairman       1993               88.0530       (4), (6), (8)
Director, Age 68           Emeritus and Chairman of the
                           CFO Roundtable of the
                           Department of Finance of

                                                                               NUMBER OF
                                                                            SPECIALTY FUNDS
                                                           DIRECTOR OR          SHARES
                                                            EXECUTIVE        BENEFICIALLY
                             PRINCIPAL OCCUPATION AND      OFFICER OF      OWNED DIRECTLY OR
NAME, POSITION WITH        BUSINESS EXPERIENCE (DURING   SPECIALTY FUNDS     INDIRECTLY ON       MEMBER OF
SPECIALTY FUNDS, AND AGE       THE PAST FIVE YEARS)           SINCE        DEC. 31, 1998(1)      COMMITTEE
-------------------------------------------------------------------------------------------------------------
                           Georgia State University,
                           Atlanta, Georgia and
                           President, Andrews Financial
                           Associates, Inc. (consulting
                           firm). Formerly, member of
                           the faculties of the Harvard
                           Business School and the
                           Sloan School of Management
                           of MIT. Dr. Andrews is also
                           a director the Sheffield
                           Funds, Inc.

BOB R. BAKER,              President and Chief                1993               88.0530       (3), (4), (5)
Director, Age 62           Executive Officer of AMC
                           Cancer Research Center,
                           Denver, Colorado, since
                           January 1989; until December
                           1988, Vice Chairman of the
                           Board, First Columbia
                           Financial Corporation,
                           Englewood, Colorado.
                           Formerly, Chairman of the
                           Board and Chief Executive
                           Officer of First Columbia
                           Financial Corporation.

LAWRENCE H. BUDNER,        Trust Consultant. Prior to         1993               88.0530       (2), (6), (7)
Director, Age 68           June 1987, Senior Vice
                           President and Senior Trust
                           Officer, InterFirst Bank,
                           Dallas, Texas.

DR. WENDY LEE              Self-employed (since 1993).        1997             1164.7220          (4), (8)
GRAMM,Director, Age 54     Professor of Economics and
                           Public Administration,
                           University of Texas at
                           Arlington. Formerly,
                           Chairman, Commodities
                           Futures Trading Commission
                           (1988-1993); Administrator
                           for Information and
                           Regulatory Affairs, Office
                           of Management and Budget

                                                                               NUMBER OF
                                                                            SPECIALTY FUNDS
                                                           DIRECTOR OR          SHARES
                                                            EXECUTIVE        BENEFICIALLY
                             PRINCIPAL OCCUPATION AND      OFFICER OF      OWNED DIRECTLY OR
NAME, POSITION WITH        BUSINESS EXPERIENCE (DURING   SPECIALTY FUNDS     INDIRECTLY ON       MEMBER OF
SPECIALTY FUNDS, AND AGE       THE PAST FIVE YEARS)           SINCE        DEC. 31, 1998(1)      COMMITTEE
-------------------------------------------------------------------------------------------------------------
                           (1985-1988); Executive
                           Director, Presidential Task
                           Force on Regulatory Relief;
                           Director, Federal Trade
                           Commission's Bureau of
                           Economics. Director of the
                           Chicago Mercantile Exchange;
                           Enron Corporation; IBP,
                           Inc.; State Farm Insurance
                           Company; Independent Women's
                           Forum; International
                           Republic Institute; and the
                           Republican Women's Federal
                           Forum.

KENNETH T. KING,           Presently retired. Formerly,       1993               88.0530       (2), (3), (5),
Director, Age 73           Chairman of the Board, The                                             (6), (7)
                           Capitol Life Insurance
                           Company, Providence
                           Washington Insurance
                           Company, and Director of
                           numerous subsidiaries
                           thereof in the U.S.
                           Formerly, Chairman of the
                           Board, The Providence
                           Capitol Companies in the
                           United Kingdom and Guernsey.
                           Until 1987, Chairman of the
                           Board, Symbion Corporation.

JOHN W. MCINTYRE,          Presently retired. Formerly,       1995               88.0530       (2), (3), (5),
Director, Age 68           Vice Chairman of the Board,                                              (7)
                           The Citizens and Southern
                           Corporation; Chairman of the
                           Board and Chief Executive
                           Officer, The Citizens and
                           Southern Georgia
                           Corporation; Chairman of the
                           Board and Chief Executive
                           Officer, The Citizens and
                           Southern National Bank.
                           Trustee of INVESCO

                                                                               NUMBER OF
                                                                            SPECIALTY FUNDS
                                                           DIRECTOR OR          SHARES
                                                            EXECUTIVE        BENEFICIALLY
                             PRINCIPAL OCCUPATION AND      OFFICER OF      OWNED DIRECTLY OR
NAME, POSITION WITH        BUSINESS EXPERIENCE (DURING   SPECIALTY FUNDS     INDIRECTLY ON       MEMBER OF
SPECIALTY FUNDS, AND AGE       THE PAST FIVE YEARS)           SINCE        DEC. 31, 1998(1)      COMMITTEE
-------------------------------------------------------------------------------------------------------------
                           Global Health Sciences Fund
                           and Gables Residential
                           Trust, Employee's Retirement
                           System of Georgia, Emory
                           University, and J.M. Tull
                           Charitable Foundation;
                           Director of Kaiser
                           Foundation Health Plans of
                           Georgia, Inc.

DR. LARRY SOLL,            Presently retired. Formerly,       1997               88.0530          (4), (8)
Director, Age 56           Chairman of the Board (1987-
                           1994), Chief Executive
                           Officer (1982-1989 and
                           1993-1994) and President
                           (1982-1989) of Synergen Inc.
                           Director of Synergen Inc.
                           since incorporation in 1982.
                           Director of Isis
                           Pharmaceuticals, Inc.
                           Trustee of INVESCO Global
                           Health Sciences Fund.


---------------


  * Because of his affiliation with INVESCO, with a Fund's investment adviser, or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of Specialty Funds as that term is defined in the 1940 Act.

(1) As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to that security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.
(2) Member of the Audit Committee
(3) Member of the Executive Committee
(4) Member of the Management Liaison Committee
(5) Member of the Valuation Committee
(6) Member of the Compensation Committee
(7) Member of the Soft Dollar Brokerage Committee
(8) Member of the Derivatives Committee

     The Board has audit, management liaison, soft dollar brokerage and derivatives committees consisting of Independent Directors, and compensation, executive and valuation committees consisting of Independent Directors and non-independent directors. The Board does not have a nominating committee. The audit committee, consisting of four Independent Directors, meets quarterly with Specialty Funds' independent accountants and executive officers of Specialty Funds. This committee reviews the accounting principles being applied by Specialty Funds in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of Specialty Funds' business, except for certain powers which, under applicable law and/or Specialty Funds' by-laws, may only be exercised by the full Board. All decisions by the executive committee are subsequently submitted for ratification by the Board. The management liaison committee meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of Specialty Funds, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The soft dollar brokerage committee meets periodically to review soft dollar transactions by the Funds, and to review policies and procedures of the Funds' adviser with respect to soft dollar brokerage transactions. The committee then reports on these matters to the Board. The derivatives committee meets periodically to review derivatives investments made by the Funds. The committee monitors derivatives usage by the Funds and the procedures utilized by the Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board.


     Each Independent Director receives an annual retainer of $56,000 for their service to the INVESCO Funds. Additionally, each Independent Director receives $3,000 for in-person attendance at each board meeting and $1,000 for in-person attendance at each committee meeting. The chairmen of the audit and management liaison committees receive an annual fee of $4,000 for serving in such capacity.



     During the past fiscal year, the Board met four times, the audit committee met three times, the compensation committee met once, the management liaison committee met three times, the soft dollar brokerage committee met once, and the derivatives committee met two times. The executive committee did not meet. During Specialty Fund's last fiscal year, each Director nominee attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.


     The Independent Directors nominate individuals to serve as Independent Directors, without any specific nominating committee. The Board ordinarily will not consider unsolicited director nominations recommended by the Fund's shareholders. The Board, including its Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to each Fund's shareholders.

     The following table sets forth information relating to the compensation paid to directors during the last fiscal year:

                               COMPENSATION TABLE


                               AMOUNTS PAID DURING THE MOST RECENT FISCAL YEAR BY SPECIALTY FUNDS TO DIRECTORS
                          -----------------------------------------------------------------------------------------
                              AGGREGATE        PENSION OR RETIREMENT                        TOTAL COMPENSATION FROM
                          COMPENSATION FROM   BENEFITS ACCRUED AS PART   ESTIMATED ANNUAL   SPECIALTY FUNDS AND THE
                            THE SPECIALTY       OF SPECIALTY FUNDS'       BENEFITS UPON     OTHER 14 INVESCO FUNDS
NAME OF PERSON, POSITION        FUNDS               EXPENSES(2)           RETIREMENT(3)      PAID TO DIRECTORS(1)
-------------------------------------------------------------------------------------------------------------------
Fred A. Deering........        $ 6,892                $   862                 $  553               $103,700
Vice Chairman of the
Board and Director
Dr. Victor L. Andrews...         6,845                    815                    640                 80,350
Director
Bob R. Baker...........          6,920                    727                    858                 84,000
Director
Lawrence H. Budner.....          6,793                    815                    640                 79,350
Director
Daniel D. Chabris(4)...          6,852                    880                    478                 70,000
Director
Dr. Wendy L. Gramm.....          6,700                      0                      0                 79,000
Director
Kenneth T. King........          6,753                    895                    502                 77,050
Director
John W. McIntyre.......          6,744                      0                      0                 98,500
Director
Dr. Larry Soll.........          6,744                      0                      0                 96,000
Director
                               -------                -------                 ------               --------
TOTAL..................        $61,243                $ 4,994                 $3,671               $767,950
                               =======                =======                 ======               ========
AS A PERCENTAGE OF NET
  ASSETS...............         0.0131%(5)             0.0011%                                       0.0035%(6)


---------------

(1) The Vice Chairman of the Board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and Independent Director members of the committees of each Fund receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.
(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.
(3) These figures represent the Funds' share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are farther from retirement. With the exception of Drs. Soll and Gramm, each of these directors has served as director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, he will not be included in the calculation of retirement benefits until November 1, 1999.

(4) Mr. Chabris retired as a director effective September 30, 1998.
(5) Total as a percentage of the Specialty Funds' net assets as of July 31, 1998.

(6) Total as a percentage of the 15 INVESCO Funds in the Complex's net assets as of December 31, 1998


     Specialty Funds pays its Independent Directors, Board vice chairman, committee chairmen and committee members the fees described above. Specialty Funds also reimburses its Independent Directors for travel expenses incurred in attending meetings. Charles W. Brady, Chairman of the Board, and Mark H. Williamson, President, Chief Executive Officer, and Director, as "interested persons" of the Funds and of other INVESCO Funds, receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of INVESCO or its affiliated companies, but do not receive any director's fees or other compensation from Specialty Funds or other INVESCO Funds for their services as directors.

     The overall direction and supervision of Specialty Funds is the responsibility of the Board, which has the primary duty of ensuring that each Fund's general investment policies and programs are adhered to and that the Funds are properly administered. The officers of Specialty Funds, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of each Fund. The investment adviser for Specialty Funds has the primary responsibility for making investment decisions on behalf of each Fund. These investment decisions are reviewed by the investment committee of INVESCO.


     The Boards of the Funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the non-interested directors and trustees of the Funds. Under the Plan, each director or trustee who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as director (normally at retirement age 72 or the retirement age of 73 or 74, if the retirement date is extended by the Boards for one or two years, but less than three years) continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the Qualified Director of the time of his or her retirement (the "Basic benefit"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the Board for three years, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the Funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the Funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his or her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Fund began making payments to Mr. Chabris as of October 1, 1998 under the Plan. The Fund has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.


     The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts have been invested in shares of certain INVESCO Funds. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO fund, in addition to any fund shares that they may own directly or beneficially.


     Required Vote. Election of each nominee as a director of Specialty Funds requires the vote of a plurality of the votes cast at the Meeting, in person or by proxy, and at concurrent Meetings of the shareholders of Asian Growth Fund and European Small Company Fund, taken in the aggregate.

                THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
        UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE
                            NOMINEES IN PROPOSAL 6.

 PROPOSAL 7: RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Specialty Funds, including all of its Independent Directors, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of each Fund, subject to ratification by each Fund's shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in any Fund. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

     The independent accountants examine annual financial statements for the Funds and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the directors reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

     Required Vote. Approval of Proposal 7 requires the vote of a majority of the votes present at the Meeting for each Fund, provided that a quorum is present.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 7.
                             ---------------------

                 INFORMATION CONCERNING ADVISER, SUB-ADVISERS,
                      DISTRIBUTOR AND AFFILIATED COMPANIES

     INVESCO, a Delaware corporation, serves as each Fund's investment adviser, and provides other services to each Fund and Specialty Funds. INVESCO Distributors, Inc., a Delaware corporation that serves as each Fund's distributor ("IDI"), is a wholly owned subsidiary of INVESCO. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta,

Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC.(1) The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. INVESCO currently serves as investment adviser of 14 open-end investment companies having approximate aggregate net assets in excess of $21.1 billion as of December 31, 1998.

     The principal executive officers and directors of INVESCO and their principal occupations are:

     Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director, also, President and Chief Executive Officer of IDI; Charles P. Mayer, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Ronald L. Grooms, Director, Senior Vice-President and Treasurer, also, Director, Senior Vice-President and Treasurer of IDI; Richard W. Healey, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Timothy J. Miller, Senior Vice President and Director, also, Senior Vice President and Director of IDI; and Glen A. Payne, Senior Vice-President, Secretary and General Counsel, also Senior Vice-President, Secretary and General Counsel of IDI.

     The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

     INVESCO, as investment adviser, has contracted with INVESCO Asset Management Limited ("IAML"), to provide portfolio investment advisory services to LAG Fund. IAML is an indirect, wholly owned subsidiary of AMVESCAP PLC. The principal executive officers and directors of IAML and their principal occupations are:

     Tristan Hillgarth, Chief Executive Officer; Dennis Elliot, Director; Jeremy Lambourne, Director; Dallas McGillivray, Director; Anthony Myers, Director; Graeme Proudfoot, Director; Riccardo Ricciardi, Director; Martin Trowell, Director; Hugh Ward, Director; Roger Yeates, Director; Michael Perman, Secretary; and Robert Cachett, Secretary. The address of each of the foregoing officers and directors is 11 Devonshire Square, London, EC2M 4YR, England.

     INVESCO, as investment adviser, has contracted with INVESCO Realty Advisors, Inc. ("IRAI"), to provide portfolio investment advisory services to Realty Fund. IRAI is an indirect, wholly owned subsidiary of AMVESCAP PLC. The principal executive officers and directors of IRAI and their principal occupations are:

     David A. Ridley, Chairman and Director; David N. Farmer, Executive Vice President; A.D. Frazier, Director; Shellie M. Sims, Vice President and Secretary; Deborah A. Lamb, Assistant Secretary; Ronald
     L. Ragsdale, Vice President and Assistant Secretary; and Dinah L. Monger, Treasurer and Assistant Secretary.

     The address of the foregoing officers and directors is One Lincoln Center, Suite 700; 5400 LBJ Freeway, LB-2, Dallas, Texas 75240.

---------------

1 The intermediary companies between INAH and AMVESCAP PLC are as follows:
  INVESCO, Inc., AMVESCAP Group Services, Inc., AVZ, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

     INVESCO, as investment adviser, has contracted with World Asset Management ("World"), to provide investment sub-advisory services to S&P 500 Index Fund. World is unaffiliated with any INVESCO entity. The principal executive officers and directors of World and their principal occupations are:

     Steven Albrecht, Chief Executive Officer; Todd B. Johnson, President and Chief Investment Officer; Robert J. Kay, Director of Client Services; Ken A. Schluchter, Director Domestic Investments; Theodore
     D. Miller, Director International Investments.

     The address of the foregoing officers and directors is 255 East Brown Street, Birmingham, Michigan 48009.

     Pursuant to an Administrative Services Agreement between Specialty Funds and INVESCO, INVESCO provides administrative services to the Specialty Funds, including sub-accounting and recordkeeping services and functions. For such services, each Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of that Fund. INVESCO is also paid a fee by that fund for providing transfer agent services, including acting as the Specialty Funds registrar, transfer agent and dividend disbursing agent. During the fiscal year ended July 31, 1998, Specialty Funds paid INVESCO total compensation of $1,173,771 for such services.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

     Specialty Funds does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of Specialty Funds, 7800 East Union Avenue, Denver, Colorado 80237. Specialty Funds has not received any shareholder proposals to be presented at this meeting.


                                          By order of the Board of Directors

                                          /s/ Glen A. Payne
                                          --------------------------------
                                          Glen A. Payne
                                          Secretary
March 23, 1999

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS


     The following table sets forth the beneficial ownership of each Fund's outstanding equity securities as of March 12, 1999 by each beneficial owner of 5% or more of a Fund's outstanding equity securities.



                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENTAGE
                       BENEFICIAL OWNERS OF 5% OR MORE OF LATIN FUND
Charles Schwab & Co., Inc.                                       891,686.4070       36.03%
  Special Custody Account for                                     Record
  The Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122
                       BENEFICIAL OWNERS OF 5% OR MORE OF REALTY FUND
Charles Schwab & Co., Inc.                                       391,233.3480       17.12%
  Special Custody Account for                                     Record
  The Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122
Dorothy Berg TR                                                  121,970.0590        5.34%
  Dominican Sisters                                               Record
  Congregation of Holy Cross Trust
  UDT 07/21/98
  P.O. Box 280
  Edmonds, WA 98020-0280
               BENEFICIAL OWNERS OF 5% OR MORE OF S&P 500 INDEX FUND CLASS I
INVESCO Trust Company Cust                                       121,147.4520       44.16%
  Right Choice Managed Care, Inc.                                 Record
  Supplemental Executive Retirement Plan
  1831 Chestnut Street
  St. Louis, MO 63103-2231
David Backstrom                                                   33,277.2080       12.13%
  P.O. Box 970                                                  Beneficial
  Bridgeton, MO 63044-0970
Ronald L. Grooms                                                  32,219.3180       11.74%
  7800 East Union Ave., #800                                    Beneficial
  Denver, CO 80237-2715

                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENTAGE
INVESCO Trust Company TR                                          29,225.1410       10.65%
  Right Choice Managed Care Inc.                                  Record
  Executive Defined Compensation Plan
  1831 Chestnut Street
  St. Louis, MO 63103-2231
INVESCO Trust Company TR                                          25,122.8110        9.16%
  Compass Group USA                                               Record
  Non-Qualified Plan
  IRPS, Attn: Kelly Allen
  P.O. Box 1350
  Winston Salem, NC 27102-1350
              BENEFICIAL OWNERS OF 5% OR MORE OF WORLDWIDE CAPITAL GOODS FUND
Charles Schwab & Co., Inc.                                       140,175.8460       20.11%
  Special Custody Account for                                     Record
  The Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122
              BENEFICIAL OWNERS OF 5% OR MORE OF WORLDWIDE COMMUNICATIONS FUND
Charles Schwab & Co., Inc.                                     4,268,091.6870       21.27%
  Special Custody Account for                                     Record
  The Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122
National Financial Services Corporation                        1,534,731.6430        7.65%
  The Exclusive Benefit of Customers                              Record
  One World Financial Center
  200 Liberty Street 5th Floor
  Attn: Kate -- Recon
  New York, NY 10281-5500

                                   APPENDIX B

                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION


     This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of March 21, 1999, between INVESCO Specialty Funds, Inc., a Maryland corporation ("Specialty Funds"), on behalf of INVESCO Latin American Growth Fund, a segregated portfolio of assets ("series") thereof ("Old Fund"), and INVESCO International Funds, Inc., a Maryland corporation ("International Funds"), on behalf of its INVESCO Latin American Growth Fund series ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Specialty Funds and International Funds are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by Specialty Funds on behalf of Old Fund and by International Funds on behalf of New Fund.


     Old Fund intends to change its identity -- by converting from a series of Specialty Funds to a series of International Funds -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of common stock in New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares pro rata to the holders of shares of common stock in Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes). All such transactions are referred to herein as the "Reorganization."

     In consideration of the mutual promises herein contained, the parties agree as follows:

1. PLAN OF CONVERSION AND TERMINATION

     1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --

        (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

        (b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

        Such transactions shall take place at the Closing (as defined in paragraph 2.1).

     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

     1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

     1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Share issued pursuant to paragraph 4.4 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by International Funds' transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

     1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be terminated as a series of Specialty Funds and any further actions shall be taken in connection therewith as required by applicable law.

     1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2. CLOSING AND EFFECTIVE TIME

     2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on June 1, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time").

     2.2. Specialty Funds' fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Specialty Funds' custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     2.3. International Funds' transfer agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. International Funds shall issue and deliver a confirmation to Specialty Funds evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Specialty Funds that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES

     3.1.  Old Fund represents and warrants as follows:

        3.1.1. Specialty Funds is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

        3.1.2. Specialty Funds is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

        3.1.3. Old Fund is a duly established and designated series of Specialty Funds;

        3.1.4. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

        3.1.5. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

        3.1.6. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

        3.1.7. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

        3.1.8. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

        3.1.9. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

        3.1.10. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

        3.1.11. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders; and

        3.1.12. Old Fund will be terminated as soon as reasonably practicable after the Effective Time, but in all events within twelve months thereafter.

     3.2. New Fund represents and warrants as follows:

        3.2.1. International Funds is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

        3.2.2. International Funds is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

        3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of International Funds;

        3.2.4. New Fund has not commenced operations and will not do so until after the Closing;

        3.2.5. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;

        3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

        3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

        3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

        3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

        3.2.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of those regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

        3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

        3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

     3.3. Each Fund represents and warrants as follows:

        3.3.1. The aggregate fair market value of the New Fund Shares, when received by the Shareholders, will be approximately equal to the aggregate fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

        3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or
                (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

        3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

        3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

        3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

          3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

          3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187)
                  ("Reorganization Expenses").

4. CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:


     4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Investment Company's board of directors and shall have been approved by Old Fund's shareholders in accordance with applicable law;



     4.2. All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;



     4.3. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:


        4.3.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders constructively in exchange for the Shareholders' Old Fund Shares, will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;



        4.3.2. Old Fund will recognize no gain or loss on the transfer to New Fund of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;



        4.3.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;



        4.3.4. New Fund's basis for the Assets will be the same as the basis thereof in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;



        4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;



        4.3.6. A Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and



        4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;



     4.4.Prior to the Closing, International Funds' directors shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Specialty Funds in consideration of the payment of $1.00 to vote on the matters referred to in paragraph 4.5; and



     4.5.International Funds (on behalf of and with respect to New Fund) shall have entered into a management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and such other agreements as are necessary for New Fund's operation as a series of an open-end investment company. Each such contract, plan, and agreement shall have been approved by International Funds' directors and, to the extent required by law, by such of those directors who are not "interested persons" thereof (as defined in the 1940 Act) and by Specialty Funds as the sole shareholder of New Fund.

     At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board of directors, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5. BROKERAGE FEES AND EXPENSES


     5.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.



     5.2 Except as otherwise provided herein, 50% of the total Reorganization Expenses will be borne by INVESCO Funds Group, Inc. and the remaining 50% will be borne one-half by each Fund.



6. ENTIRE AGREEMENT; NO SURVIVAL



     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.


7. TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

     7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before August 31, 1999; or

     7.2. By the parties' mutual agreement.

     In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the directors or officers of either Investment Company, to the other Fund.

8. AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

9. MISCELLANEOUS

     9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


ATTEST:                                                INVESCO SPECIALTY FUNDS, INC.,
                                                         on behalf of its series,
                                                         INVESCO Latin American Growth Fund

                                                       By:
-----------------------------------------------------     ----------------------------------------------
                    Secretary                                              President

ATTEST:                                                INVESCO INTERNATIONAL FUNDS, INC.,
                                                         on behalf of its series,
                                                         INVESCO Latin American Growth Fund

                                                       By:
-----------------------------------------------------     ----------------------------------------------
                    Secretary                                              President

                                   APPENDIX C

                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION


     This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of March 21, 1999, between INVESCO Specialty Funds, Inc., a Maryland corporation ("Specialty Funds"), on behalf of INVESCO Realty Fund, a segregated portfolio of assets ("series") thereof ("Old Fund"), and INVESCO Sector Funds, Inc., a Maryland corporation ("Sector Funds"), on behalf of its INVESCO Realty Fund series ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Specialty Funds and Sector Funds are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by Specialty Funds on behalf of Old Fund and by Sector Funds on behalf of New Fund.


     Old Fund intends to change its identity -- by converting from a series of Specialty Funds to a series of Sector Funds -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of common stock in New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares pro rata to the holders of shares of common stock in Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes). All such transactions are referred to herein as the "Reorganization."

     In consideration of the mutual promises herein contained, the parties agree as follows:

1. PLAN OF CONVERSION AND TERMINATION

     1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --

        (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

        (b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

        Such transactions shall take place at the Closing (as defined in paragraph 2.1).

     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

     1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

     1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Share issued pursuant to paragraph 4.4 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Sector Funds' transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

     1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be terminated as a series of Specialty Funds and any further actions shall be taken in connection therewith as required by applicable law.

     1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2. CLOSING AND EFFECTIVE TIME

     2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on June 1, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time").

     2.2. Specialty Funds' fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Specialty Funds' custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     2.3. Sector Funds' transfer agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Sector Funds shall issue and deliver a confirmation to Specialty Funds evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Specialty Funds that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES

     3.1. Old Fund represents and warrants as follows:

        3.1.1. Specialty Funds is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

        3.1.2. Specialty Funds is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

        3.1.3. Old Fund is a duly established and designated series of Specialty Funds;

        3.1.4. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

        3.1.5. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

        3.1.6. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

        3.1.7. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

        3.1.8. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

        3.1.9. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

        3.1.10. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

        3.1.11. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders; and

        3.1.12. Old Fund will be terminated as soon as reasonably practicable after the Effective Time, but in all events within twelve months thereafter.

     3.2. New Fund represents and warrants as follows:

        3.2.1. Sector Funds is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

        3.2.2. Sector Funds is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

        3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Sector Funds;

        3.2.4. New Fund has not commenced operations and will not do so until after the Closing;

        3.2.5. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;

        3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

        3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

        3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

        3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the

                Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

        3.2.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of those regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

        3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

        3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

     3.3.  Each Fund represents and warrants as follows:

        3.3.1. The aggregate fair market value of the New Fund Shares, when received by the Shareholders, will be approximately equal to the aggregate fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

        3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or
                (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

        3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

        3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

        3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

        3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

        3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

4. CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Investment Company's board of directors and shall have been approved by Old Fund's shareholders in accordance with applicable law;

     4.2. All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

     4.3. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

        4.3.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders constructively in exchange for the Shareholders' Old Fund Shares, will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

        4.3.2. Old Fund will recognize no gain or loss on the transfer to New Fund of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

        4.3.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

        4.3.4. New Fund's basis for the Assets will be the same as the basis thereof in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

        4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

        4.3.6. A Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

        4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

     4.4. Prior to the Closing, Sector Funds' directors shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Specialty Funds in consideration of the payment of $1.00 to vote on the matters referred to in paragraph 4.5; and

     4.5. Sector Funds (on behalf of and with respect to New Fund) shall have entered into a management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and such other agreements as are necessary for New Fund's operation as a series of an open-end investment company. Each such contract, plan, and agreement shall have been approved by Sector Funds' directors and, to the extent required by law, by such of those directors who are not "interested persons" thereof (as defined in the 1940 Act) and by Specialty Funds as the sole shareholder of New Fund.

     At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board of directors, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5. BROKERAGE FEES AND EXPENSES

     5.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     5.2 Except as otherwise provided herein, 50% of the total Reorganization Expenses will be borne by INVESCO Funds Group, Inc. and the remaining 50% will be borne one-half by each Fund.

6. ENTIRE AGREEMENT; NO SURVIVAL

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

7. TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

     7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before August 31, 1999; or

     7.2. By the parties' mutual agreement.

     In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the directors or officers of either Investment Company, to the other Fund.

8. AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

9. MISCELLANEOUS

     9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST:                                                INVESCO SPECIALTY FUNDS, INC.,
                                                         on behalf of its series,
                                                         INVESCO Realty Fund

                                                       By:
-----------------------------------------------------     ----------------------------------------------
                    Secretary                                               President

ATTEST:                                                INVESCO SECTOR FUNDS, INC.,
                                                         on behalf of its series,
                                                         INVESCO Realty Fund

                                                       By:
-----------------------------------------------------     ----------------------------------------------
                    Secretary                                               President

                                   APPENDIX D

                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION


     This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of March 21, 1999, between INVESCO Specialty Funds, Inc., a Maryland corporation ("Specialty Funds"), on behalf of INVESCO Worldwide Communications Fund, a segregated portfolio of assets ("series") thereof ("Old Fund"), and INVESCO Sector Funds, Inc., a Maryland corporation ("Sector Funds"), on behalf of its INVESCO Worldwide Communications Fund series ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Specialty Funds and Sector Funds are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by Specialty Funds on behalf of Old Fund and by Sector Funds on behalf of New Fund.


     Old Fund intends to change its identity -- by converting from a series of Specialty Funds to a series of Sector Funds -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of common stock in New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares pro rata to the holders of shares of common stock in Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes). All such transactions are referred to herein as the "Reorganization."

     In consideration of the mutual promises herein contained, the parties agree as follows:

1. PLAN OF CONVERSION AND TERMINATION

     1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --

        (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

        (b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

        Such transactions shall take place at the Closing (as defined in paragraph 2.1).

     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

     1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

     1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Share issued pursuant to paragraph 4.4 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Sector Funds' transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

     1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be terminated as a series of Specialty Funds and any further actions shall be taken in connection therewith as required by applicable law.

     1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2. CLOSING AND EFFECTIVE TIME

     2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on June 1, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time").

     2.2. Specialty Funds' fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Specialty Funds' custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     2.3. Sector Funds' transfer agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Sector Funds shall issue and deliver a confirmation to Specialty Funds evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Specialty Funds that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES

     3.1. Old Fund represents and warrants as follows:

        3.1.1. Specialty Funds is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

        3.1.2. Specialty Funds is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

        3.1.3. Old Fund is a duly established and designated series of Specialty Funds;

        3.1.4. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

        3.1.5. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

        3.1.6. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

        3.1.7. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

        3.1.8. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

        3.1.9. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

        3.1.10. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

        3.1.11. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders; and

        3.1.12. Old Fund will be terminated as soon as reasonably practicable after the Effective Time, but in all events within twelve months thereafter.

     3.2. New Fund represents and warrants as follows:

        3.2.1. Sector Funds is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

        3.2.2. Sector Funds is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

        3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Sector Funds;

        3.2.4. New Fund has not commenced operations and will not do so until after the Closing;

        3.2.5. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;

        3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

        3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

        3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

        3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the

                Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

        3.2.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of those regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

        3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and


        3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.


     3.3. Each Fund represents and warrants as follows:

        3.3.1. The aggregate fair market value of the New Fund Shares, when received by the Shareholders, will be approximately equal to the aggregate fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

        3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or
                (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

        3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

        3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

        3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

        3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

        3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

4. CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Investment Company's board of directors and shall have been approved by Old Fund's shareholders in accordance with applicable law;

     4.2. All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

     4.3. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

        4.3.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders constructively in exchange for the Shareholders' Old Fund Shares, will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

        4.3.2. Old Fund will recognize no gain or loss on the transfer to New Fund of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

        4.3.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

        4.3.4. New Fund's basis for the Assets will be the same as the basis thereof in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

        4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

        4.3.6. A Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

        4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

     4.4. Prior to the Closing, Sector Funds' directors shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Specialty Funds in consideration of the payment of $1.00 to vote on the matters referred to in paragraph 4.5; and

     4.5. Sector Funds (on behalf of and with respect to New Fund) shall have entered into a management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and such other agreements as are necessary for New Fund's operation as a series of an open-end investment company. Each such contract, plan, and agreement shall have been approved by Sector Funds' directors and, to the extent required by law, by such of those directors who are not "interested persons" thereof (as defined in the 1940 Act) and by Specialty Funds as the sole shareholder of New Fund.

     At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board of directors, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5. BROKERAGE FEES AND EXPENSES

     5.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     5.2 Except as otherwise provided herein, 50% of the total Reorganization Expenses will be borne by INVESCO Funds Group, Inc. and the remaining 50% will be borne one-half by each Fund.

6. ENTIRE AGREEMENT; NO SURVIVAL

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

7. TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

     7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before August 31, 1999; or

     7.2. By the parties' mutual agreement.

     In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the directors or officers of either Investment Company, to the other Fund.

8. AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

9. MISCELLANEOUS

     9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST:                                                INVESCO SPECIALTY FUNDS, INC.,
                                                         on behalf of its series,
                                                         INVESCO Worldwide Communications Fund

                                                       By:
-----------------------------------------------------     --------------------------------------------------
                  Secretary                                                 President

ATTEST:                                                INVESCO SECTOR FUNDS, INC.,
                                                         on behalf of its series,
                                                         INVESCO Worldwide Communications Fund

                                                       By:
-----------------------------------------------------     --------------------------------------------------
                  Secretary                                                 President

                                   APPENDIX E

                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION


     This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of March 21, 1999, between INVESCO Specialty Funds, Inc., a Maryland corporation ("Specialty Funds"), on behalf of INVESCO S&P 500 Index Fund, a segregated portfolio of assets ("series") thereof ("Old Fund"), and INVESCO Stock Funds, Inc., a Maryland corporation ("Stock Funds"), on behalf of its INVESCO S&P 500 Index Fund series ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Specialty Funds and Stock Funds are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by Specialty Funds on behalf of Old Fund and by Stock Funds on behalf of New Fund.


     Old Fund intends to change its identity -- by converting from a series of Specialty Funds to a series of Stock Funds -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of common stock in New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares pro rata to the holders of shares of common stock in Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes). All such transactions are referred to herein as the "Reorganization."

     The Old Fund Shares currently are divided into two classes, designated Class I and Class II shares ("Class I Old Fund Shares" and "Class II Old Fund Shares," respectively). The New Fund Shares will be divided into two classes, also designated Class I and Class II shares ("Class I New Fund Shares" and "Class II New Fund Shares," respectively.) The classes of New Fund Shares are substantially similar to the correspondingly designated classes of Old Fund Shares.

     In consideration of the mutual promises herein contained, the parties agree as follows:

1. PLAN OF CONVERSION AND TERMINATION

     1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --

        (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) (i) Class I New Fund Shares equal to the number of full and fractional Class I Old Fund Shares then outstanding and (ii) Class II New Fund Shares equal to the number of full and fractional Class II Old Fund Shares then outstanding; and

        (b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

        Such transactions shall take place at the Closing (as defined in paragraph 2.1).

     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

     1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

     1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to paragraph 4.4 shall be redeemed by New Fund for $1.00 apiece and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Stock Funds' transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder, by class (i.e., the account for a Shareholder of Class I Old Fund Shares shall be credited with the respective pro rata number of Class I New Fund Shares due that Shareholder, and the account for a Shareholder of Class II Old Fund Shares shall be credited with the respective pro rata number of Class II New Fund Shares due that Shareholder). All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

     1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be terminated as a series of Specialty Funds and any further actions shall be taken in connection therewith as required by applicable law.

     1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2. CLOSING AND EFFECTIVE TIME

     2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on June 1, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time").

     2.2. Specialty Funds' fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Specialty Funds' custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     2.3. Stock Funds' transfer agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Stock Funds shall issue and deliver a confirmation to Specialty Funds evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Specialty Funds that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES

     3.1. Old Fund represents and warrants as follows:

        3.1.1. Specialty Funds is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

        3.1.2. Specialty Funds is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

        3.1.3. Old Fund is a duly established and designated series of Specialty Funds;

        3.1.4. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

        3.1.5. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

        3.1.6. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

        3.1.7. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

        3.1.8. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

        3.1.9. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

        3.1.10. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

        3.1.11. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders; and

        3.1.12. Old Fund will be terminated as soon as reasonably practicable after the Effective Time, but in all events within twelve months thereafter.

     3.2. New Fund represents and warrants as follows:

        3.2.1. Stock Funds is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

        3.2.2. Stock Funds is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

        3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Stock Funds;

        3.2.4. New Fund has not commenced operations and will not do so until after the Closing;

        3.2.5. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;

        3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

        3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

        3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

        3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

        3.2.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of those regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

        3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

        3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

     3.3.  Each Fund represents and warrants as follows:

        3.3.1. The aggregate fair market value of the New Fund Shares, when received by the Shareholders, will be approximately equal to the aggregate fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

        3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or
                (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the

                Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

        3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

        3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

        3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

        3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

        3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

4. CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Investment Company's board of directors and shall have been approved by Old Fund's shareholders in accordance with applicable law;

     4.2. All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

     4.3. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

        4.3.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders constructively in exchange for the Shareholders' Old Fund Shares, will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

        4.3.2. Old Fund will recognize no gain or loss on the transfer to New Fund of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

        4.3.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

        4.3.4. New Fund's basis for the Assets will be the same as the basis thereof in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

        4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

        4.3.6. A Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

        4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

     4.4. Prior to the Closing, Stock Funds' directors shall have authorized the issuance of, and New Fund shall have issued, one share of each class of New Fund Shares to Specialty Funds in consideration of the payment of $1.00 apiece to vote on the matters referred to in paragraph 4.5; and

     4.5. Stock Funds (on behalf of and with respect to New Fund) shall have entered into a management contract, distribution and service plans pursuant to Rule 12b-1 under the 1940 Act, and such other agreements as are necessary for New Fund's operation as a series of an open-end investment company. Each such contract, plan, and agreement shall have been approved by Stock Funds' directors and, to the extent required by law, by such of those directors who are not "interested persons" thereof (as defined in the 1940 Act) and by Specialty Funds as the sole shareholder of New Fund.

     At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board of directors, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5. BROKERAGE FEES AND EXPENSES

     5.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     5.2 Except as otherwise provided herein, 50% of the total Reorganization Expenses will be borne by INVESCO Funds Group, Inc. and the remaining 50% will be borne one-half by each Fund.

6. ENTIRE AGREEMENT; NO SURVIVAL

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

7. TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

     7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before August 31, 1999; or

     7.2. By the parties' mutual agreement.

     In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the directors or officers of either Investment Company, to the other Fund.

8. AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

9. MISCELLANEOUS

     9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST:                                                INVESCO SPECIALTY FUNDS, INC.,
                                                         on behalf of its series,
                                                         INVESCO S&P 500 INDEX Fund

                                                       By:
-----------------------------------------------------     --------------------------------------------------
                     Secretary                                              President

ATTEST:                                                INVESCO STOCK FUNDS, INC.,
                                                         on behalf of its series,
                                                         INVESCO S&P 500 Index Fund

                                                       By:
-----------------------------------------------------     --------------------------------------------------
                     Secretary                                            Vice President

                                   APPENDIX F


                      PLAN OF LIQUIDATION AND TERMINATION



                      INVESCO WORLDWIDE CAPITAL GOODS FUND


     THIS PLAN OF LIQUIDATION AND TERMINATION ("Plan") is made by INVESCO Specialty Funds, Inc., a Maryland open-end investment company ("Corporation"), with respect to INVESCO Worldwide Capital Goods Fund, a segregated portfolio of assets ("series") thereof ("Fund").

     WHEREAS, the Corporation's board of directors ("Board") has determined that liquidation and termination of the Fund is in the best interests of the Corporation and the Fund and accordingly has adopted this Plan;

     WHEREAS, Article III, Section 4, of the Corporation's Articles of Incorporation provides that the Board may redeem shares of any series of stock from its shareholders; and

     WHEREAS, pursuant to Article III, Section 3(f), of the Corporation's Articles of Incorporation, liquidation of the Fund as a series of the Corporation requires the affirmative vote of the lesser of (1) 67% of the Fund's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares ("Required Vote").

     NOW THEREFORE, this Plan shall be effective upon receipt of the Required Vote.


                                   ARTICLE I


                    ACTIONS TO BE TAKEN PRIOR TO LIQUIDATION


     (a) As directed by the Board, the Fund shall proceed with the business of winding up its affairs.


     (b) The Board shall authorize the appropriate parties to wind up the Fund's affairs, and all the powers of the Corporation's directors under its Articles of Incorporation and by-laws shall continue with respect to the Fund until its affairs have been wound up, including the powers to (i) fulfill or discharge the Fund's contracts, (ii) collect the Fund's assets, (iii) sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining property of the Fund to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (iv) discharge or pay the Fund's liabilities, (v) prosecute, settle, or compromise claims of the Fund or to which the Fund is subject, (vi) file final state and federal tax returns for the Fund, (vii) mail notice to all known creditors and employees, if any, of the Fund, at their respective addresses shown on the Fund's records, and (viii) do all other acts necessary or appropriate to wind up the Fund's business.


     (c) As directed by the Board, the Corporation shall make one or two liquidating distributions to the Fund's shareholders of record as of the date of the Required Vote (individually a "Shareholder" and collectively "Shareholders") in cancellation and redemption of their Fund shares. The amount of each liquidating distribution to each Shareholder shall be in proportion to the number of Fund shares held thereby.

                                   ARTICLE II


                       FILINGS WITH THE STATE OF MARYLAND

     (a) The Board shall authorize the appropriate parties to file for and obtain (i) a tax clearance certificate from the Comptroller of the Treasury of Maryland or the collector of taxes stating that all taxes payable by the Fund have been paid or provided for and (ii) if the Fund has employees, a certificate from the Secretary of Economic and Employment Development of Maryland stating that all unemployment insurance contribution, reimbursement payments, and interest have been paid or provided for.

     (b) Upon cancellation of the Fund shares, the Board shall authorize the appropriate parties to file Articles Supplementary with the Maryland Department of Assessments and Taxation to eliminate the total number of shares of stock allocated to the Fund and decrease, by an identical amount, the aggregate number of shares of stock the Corporation has authority to issue.


                                  ARTICLE III


                             LIQUIDATION PROCEDURES

     (a) The Board shall authorize all actions to be taken such that the Fund will apply its assets to the payment of all its existing debts and obligations, including necessary expenses of redeeming and canceling the Fund shares.

     (b) On the date of the Required Vote, the interest of each Shareholder shall be fixed and the books of the Funds shall be closed.

     (c) As soon as reasonably practicable after (1) the Required Vote, (2) paying or adequately providing for the payment of all Fund liabilities, and (3) receipt of such releases, indemnities, and refunding agreements as the Board deems necessary for its protection, the Board shall cause the remaining assets of the Fund to be distributed in one or two (if necessary) distributions of cash payments, with each Shareholder receiving his, her, or its proportionate share of each payment, in cancellation and redemption of his, her, or its Fund shares.

     (d) If the Board is unable to make distributions to all the Shareholders because of the inability to locate Shareholders to whom distributions in cancellation and redemption of Fund shares are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the Shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.


                                   ARTICLE IV


                             AMENDMENT OF THIS PLAN

     The Board may authorize variations from, or amendments of, the provisions of this Plan (other than the terms of the liquidating distributions) that it deems necessary or appropriate to effect the distributions in cancellation and redemption of the Fund shares and the liquidation and termination of the Fund's existence.

                                   ARTICLE V

                                    EXPENSES

     The Fund shall bear 50% of all the expenses incurred in connection with carrying out this Plan, including the cost of soliciting proxies, liquidating its assets, and terminating its existence, and the remaining 50% will be borne by INVESCO Funds Group, Inc.

[Name and Address]


                   INVESCO S&P INDEX 500 FUND (CLASSES I & II)
                          INVESCO SPECIALTY FUNDS, INC.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Specialty Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO S&P Index 500 Fund (classes I & II), a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred
A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.


         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.



         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                                                                DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                   INVESCO S&P INDEX 500 FUND (CLASSES I & II)
                          INVESCO SPECIALTY FUNDS, INC.

VOTE ON DIRECTORS                                       FOR     WITHHOLD      FOR ALL
                                                        ALL        ALL        EXCEPT

6.   Election of the Company's Board of Directors:      [ ]       [ ]          [ ]           To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll;
                                                                                             -----------------------

VOTE ON PROPOSALS                                                                FOR         AGAINST       ABSTAIN

3.   Approval of an Agreement and Plan of Conversion and Termination             [ ]           [ ]           [ ]
     providing for the Conversion of the Fund from a separate series of the Company to a separate series of INVESCO Stock Funds, Inc.;

5.   Approval of changes to the fundamental investment restrictions;             [ ]           [ ]           [ ]

[ ] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN
     THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. IF YOU CHOOSE TO VOTE DIFFERENTLY
     ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE
     TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND
     INTERNET VOTING ARE AVAILABLE.

7.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]           [ ]
     Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


         Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


------------------------------------------------  ------------------------------
Signature                                         Date



------------------------------------------------  ------------------------------
Signature (Joint Owners)                          Date

[Back]



 To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line AT THE RIGHT. IF YOU CHOOSE TO VOTE DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET VOTING ARE AVAILABLE.




                                              5._______________________________

[Name and Address]


                      INVESCO WORLDWIDE COMMUNICATIONS FUND
                          INVESCO SPECIALTY FUNDS, INC.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

         This proxy is being solicited on behalf of the Board of Directors of INVESCO Specialty Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Worldwide Communications Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                                                                DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                      INVESCO WORLDWIDE COMMUNICATIONS FUND
                          INVESCO SPECIALTY FUNDS, INC.

VOTE ON DIRECTORS                                       FOR        WITHHOLD     FOR ALL
                                                        ALL         ALL          EXCEPT
6.   Election of the Company's Board of Directors:      [ ]         [ ]         [ ]          To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll;
                                                                                             ----------------------

VOTE ON PROPOSALS                                                                FOR         AGAINST       ABSTAIN

2.   Approval of an Agreement and Plan of Conversion and Termination             [ ]          [ ]            [ ]
     providing for the Conversion of the Fund from a separate series of the Company to a separate series of INVESCO Sector Funds, Inc.;

5.   Approval of changes to the fundamental investment restrictions;             [ ]          [ ]           [ ]

[ ] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN
     "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. IF YOU
     CHOOSE TO VOTE DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL
     IN YOUR PROXY CARD.  IF YOU CHOOSE TO VOTE THE SAME ON ALL
     RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET VOTING
     ARE AVAILABLE.

7.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]          [ ]           [ ]
     Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


--------------------------------------------------  ----------------------------
Signature                                           Date


--------------------------------------------------  ----------------------------
Signature (Joint Owners)                            Date

[Back]


To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET VOTING ARE AVAILABLE.



                                         5. ___________________________________

[Name and Address]


                      INVESCO WORLDWIDE CAPITAL GOODS FUND
                          INVESCO SPECIALTY FUNDS, INC.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Specialty Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Worldwide Capital Goods Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.


         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.



         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                     [X] KEEP THIS PORTION FOR YOUR RECORDS


                                                                                DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                      INVESCO WORLDWIDE CAPITAL GOODS FUND
                          INVESCO SPECIALTY FUNDS, INC.

VOTE ON DIRECTORS                                        FOR      WITHHOLD     FOR ALL
                                                         ALL        ALL        EXCEPT
6.   Election of the Company's Board of Directors:       [ ]        [ ]         [ ]          To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll;
                                                                                             -----------------------

VOTE ON PROPOSALS                                                                FOR         AGAINST       ABSTAIN

4.   Approval of a Plan of Liquidation and Termination providing for the         [ ]           [ ]           [ ]
     liquidation of the Fund;

5.   Approval of changes to the fundamental investment restrictions;             [ ]           [ ]           [ ]

[ ] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN
     "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. IF YOU
     CHOOSE TO VOTE DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL
     IN YOUR PROXY CARD.  IF YOU CHOOSE TO VOTE THE SAME ON ALL
     RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET VOTING
     ARE AVAILABLE.

7.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]           [ ]
     Independent Public Accountants.



YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


         Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


----------------------------------------------------  --------------------------
Signature                                             Date



----------------------------------------------------  --------------------------
Signature (Joint Owners)                              Date

[Back]



5. ____________________________

[Name and Address]


                               INVESCO REALTY FUND
                          INVESCO SPECIALTY FUNDS, INC.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Specialty Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Realty Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.


         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.



         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                                                                DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                               INVESCO REALTY FUND
                          INVESCO SPECIALTY FUNDS, INC.

VOTE ON DIRECTORS                                       FOR        WITHHOLD     FOR ALL
                                                        ALL          ALL         EXCEPT
6.   Election of the Company's Board of Directors:      [ ]          [ ]          [ ]        To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll;
                                                                                             ------------------------

VOTE ON PROPOSALS                                                               FOR         AGAINST       ABSTAIN

2.   Approval of an Agreement and Plan of Conversion and Termination            [ ]          [ ]            [ ]
     providing for the conversion of the Fund from a separate series of the Company to a separate series of INVESCO Sector Funds, Inc.;

5.   Approval of changes to the fundamental investment restrictions;            [ ]          [ ]            [ ]

[ ] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN
     "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line below. IF YOU CHOOSE TO VOTE
     DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY
     CARD.  IF YOU CHOOSE TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING
     TO YOUR FUND, TELEPHONE AND INTERNET VOTING ARE AVAILABLE.

7.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's  [ ]          [ ]            [ ]
     Independent Public Accountants.



YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


         Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


-----------------------------------------------------  -------------------------
Signature                                              Date


-----------------------------------------------------  -------------------------
Signature (Joint Owners)                               Date

[Back]




To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE
DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN
YOUR PROXY CARD. IF YOU CHOOSE TO VOTE THE SAME ON ALL
RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET
VOTING ARE AVAILABLE.
                                         5. ___________________________________

[Name and Address]


                       INVESCO LATIN AMERICAN GROWTH FUND
                          INVESCO SPECIALTY FUNDS, INC.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Specialty Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Latin American Growth Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.


         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.



         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                                                                DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                       INVESCO LATIN AMERICAN GROWTH FUND
                          INVESCO SPECIALTY FUNDS, INC.

VOTE ON DIRECTORS                                       FOR      WITHHOLD      FOR ALL
                                                        ALL         ALL        EXCEPT
6.   Election of the Company's Board of Directors:      [ ]        [ ]          [ ]          To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll;
                                                                                             ------------------------

VOTE ON PROPOSALS                                                                FOR         AGAINST       ABSTAIN

2.   Approval of an Agreement and Plan of Conversion and Termination             [ ]           [ ]           [ ]
     providing for the conversion of the Fund from a separate series of the Company to a separate series of INVESCO International Funds, Inc.;

5.   Approval of changes to the fundamental investment restrictions;             [ ]           [ ]           [ ]

[ ] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN
     THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

7.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]          [ ]
     Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


         Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


-------------------------------------------------------  -----------------------
Signature                                                Date


-------------------------------------------------------  -----------------------
Signature  (Joint Owners)                                Date

[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restrictions or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET VOTING ARE AVAILABLE.

                                             5. _______________________________

March 23, 1999

Dear Worldwide Capital Goods Fund Shareholder:

Enclosed with this letter you will find an important proxy statement for the upcoming shareholder meeting on May 20. The main reason for this meeting is so that you and the other investors in INVESCO Worldwide Capital Goods Fund can vote on a proposal by management to liquidate your Fund. It's important to us that you understand why we are recommending this step - which we believe is in your best interests as an investor.

Here are answers to some questions you may have about this proposal:

Why is INVESCO proposing this liquidation? We value our relationship with you -- and we won't offer an investment we don't believe provides you with the potential you deserve. The reasons for the proposal are explained in more detail in the enclosed proxy statement, but they can be summed up as investment outlook and cost.

We introduced this Fund because we believed there were significant opportunities around the globe for aggressive investors who wished to target this sector. While there are solid values still to be found in capital goods-related stocks, exceptional turbulence in overseas financial markets over the past two years makes it difficult to justify a mutual fund which invests primarily in these securities.

In addition, because of the limited potential, we have simply been unable to attract enough shareholders and assets to run this Fund efficiently on your behalf. Small funds tend to have higher expense ratios, shared by relatively few investors. It does not make economic sense for either our shareholders or INVESCO to keep managing Worldwide Capital Goods Fund.

For the foreseeable future, the investment risks and costs may simply outweigh the potential long-term rewards. Aggressive investors may be better served by choosing international funds which invest more broadly, or sector funds which focus on other groups of industries with stronger potential. What happens if shareholders decide in favor of liquidation?

If that happens, the Fund's net assets will be distributed among the remaining shareholders on the liquidation date following the shareholder meeting. You may decide your best investment choice is to exchange your shares into another INVESCO fund on or before that date. You may wish to consult your financial advisor about this important decision.

INVESCO offers numerous aggressive growth opportunities, including other sector funds. For example, you might consider INVESCO Health Sciences Fund. Like Worldwide Capital Goods Fund, it targets a specific market sector to seek higher returns over time. Like any sector fund, Health Sciences Fund may be more volatile than diversified stock funds. However, it also offers considerable opportunity for strong long-term performance - for the 12 months ended 12/31/98, it had a total return of 43.40%; for the five- and 10-year periods, average annualized returns of 24.87% and 24.88%, respectively. (Of course, past performance is not a guarantee of future results.)*

Or, if you are not ready to make a long-term investment decision, INVESCO Cash Reserves Fund may be a good place to "park" your cash temporarily. (An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although this fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.)

You may obtain more information about your INVESCO fund choices, including management fees, expenses, and risks, by calling 1-800-646-8372 for a free prospectus, or consult your financial advisor. Please read the prospectus carefully before you invest or send money. We also encourage you to visit our Web site for prospectuses and current information about all of our funds, including performance figures and updates from the portfolio managers: www.invesco.com.

If you are still an investor in Worldwide Capital Goods Fund on the liquidation date, you will automatically receive a check for the value of the shares which you owned on that date. If the fund liquidates, will there be tax consequences for me?

In order to liquidate, the Fund will sell all of its holdings. This may result in capital gain distributions to shareholders, which are usually taxable if your investment is not in a tax-advantaged account (like an IRA or other retirement plan). In addition, the final price per share of the Fund may be more or less than you originally paid for your shares; if more, then you may have taxable gains there as well. And, as always, if you exchange into another fund, that is considered a sale and may have tax consequences.

--------------
*Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased.

You should consult your own tax advisor about how a liquidation might affect you, given your personal circumstances.

What does the fund's Board of Directors recommend?

The Board believes you should vote in favor of the liquidation. More important, though, the directors recommend that you study the issues involved, call us with any questions, and vote promptly to ensure that a quorum of Worldwide Capital Goods Fund shares will be represented at the shareholders meeting. I hope this has helped you in better understanding why we are making this proposal.

If you have any questions, I encourage you to call us at 1-800-646-8372, and one of our Investor Specialists will assist you.


Sincerely,


/s/ Mark H. Williamson
--------------------------------
Mark H. Williamson
Chairman & CEO, INVESCO Funds

P.S. Remember that you have two decisions to make very soon: How to vote on the enclosed proxy, and how to invest if the Fund does liquidate. If we can provide you with any information to make those choices easier, please call us.